SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

   Filed by the Registrant  |X|
   Filed by a Party other than the Registrant  |_|
   Check the appropriate box:
   |_|   Preliminary Proxy Statement
   |_|   Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
   |X|   Definitive Proxy Statement
   |_|   Definitive Additional Materials
   |_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               STRATUS FUND, INC.
                (Name of Registrant as Specified in Its Charter)
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           (Name  of  Person(s)  Filing  Proxy  Statement,  if  other  than  the
Registrant) Payment of Filing Fee (Check the appropriate box):
   |X|  No fee required.
   |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:
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   (2) Aggregate number of securities to which transaction applies:
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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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   (4) Proposed maximum aggregate value of transaction:
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   (5) Total fee paid:
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   |_|         Fee paid previously with preliminary materials.
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   |_| Check box if any part of the fee is offset as provided  by  Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
   (1) Amount Previously Paid:
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   (2) Form, Schedule or Registration Statement No.:
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   (3) Filing Party:
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   (4) Date Filed:
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

                               STRATUS FUND, INC.
                       200 CENTRE TERRACE, 1225 "L" STREET
                             LINCOLN, NEBRASKA 68508


                                                          November 25, 1997



Dear Shareholder,

        The attached Proxy Statement solicits your vote as a Shareholder of Stratus Fund, Inc., a Minnesota corporation (the "Fund") on several important proposals being recommended by the Board of Directors. If you are not currently a Shareholder of the Fund but were a Shareholder on October 17, 1997, you are still eligible to vote. Votes are solicited from Shareholders of record as of October 17, 1997. A Special Meeting of the Shareholders of the Fund has been scheduled for Friday, December 16, 1997. At the Special Meeting Shareholders of the Fund will be asked to approve proposals affecting the Fund, and Shareholders of the Capital Appreciation, Growth and Government Securities Portfolios will be asked to approve proposals affecting those Portfolios. While you are, of course, welcome to join us at the meeting, most Shareholders cast their vote by filling out and signing the proxy card that accompanies the attached Proxy Statement. The attached Proxy Statement is designed to give you further information relating to the proposals on which you are asked to vote. We encourage you to support the Board of Directors' recommendations.

        Your vote is important to us. Please mark, sign, and date the enclosed proxy card and return it as soon as possible. For your convenience, we have enclosed a self-addressed stamped envelope. If you have questions about the proposal please call 1 (800) 279-7437 during normal business hours. Thank you for taking the time to consider these important proposals and for your investment in the Fund.

                                                          Sincerely,



                                                          Michael S. Dunlap
                                                          PRESIDENT

                               STRATUS FUND, INC.
                       200 CENTRE TERRACE, 1225 "L" STREET
                             LINCOLN, NEBRASKA 68508
                         -------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 16, 1997
                        --------------------------------

TO THE SHAREHOLDERS OF STRATUS FUND, INC.:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Stratus Fund, Inc., a Minnesota corporation (the "Fund") will be held on Friday, December 16, 1997, at 1:00 p.m. local time, at the offices of the Fund located at 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska 68508. At the Special Meeting Shareholders of the Fund will be asked to approve proposals affecting the Fund, and Shareholders of the Capital Appreciation, Growth and Government Securities Portfolios will be asked to approve proposals affecting those Portfolios. The Special Meeting is being called for the following purposes:

        1. For the Fund, to approve a proposal to adopt Amended and Restated Articles of Incorporation to create a multiple class structure for each portfolio (each a "Portfolio" and collectively the "Portfolios") of the Fund. If approved by Shareholders, the Amended and Restated Articles of Incorporation of the Fund would redesignate the current shares of the Fund's investment Portfolios as Institutional Class shares of such Portfolio, and would create a new Retail Class A class of shares for each Portfolio. The rights and preferences of the Fund's issued and outstanding shares will not be affected by the redesignation of those shares as Institutional Class shares. The Retail Class A shares of each Portfolio will have the same rights and preferences as the Institutional Class of shares, except that purchasers of Retail Class A shares may pay sales loads and will bear certain expenses incurred in connection with distribution of such shares.

        2. For the Fund,  to  eliminate  or modify  certain  of the  fundamental
investment  limitations  (the  "Investment   Limitations")   applicable  to  all
Portfolios of the Fund as follows:

               (a) To eliminate Investment Limitation No. 1 that prohibits each Portfolio (except the International Portfolio) from purchasing any securities other than those described under the caption "Investment Objectives and Policies" in the Prospectus for each Portfolio;

               (b) To amend and restate Investment Limitation No. 2 to provide an exception to the diversification requirements stated therein to allow each Portfolio to purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

               (c) To eliminate Investment Limitation No. 3 that prohibits each Portfolio from investing more than 5% of its total assets, taken at market value at the time of a particular purchase, in securities of issuers with operating records, including any predecessors, of less than three years;

               (d) To amend and restate Investment Limitation No. 4 to (i) provide an exception to the diversification requirements stated therein to allow each Portfolio to purchase securities of other investment companies to the extent permitted by applicable law or exemptive order, and (ii) to allow each Portfolio to purchase up to 5% of the voting securities, or up to 10% of the securities of any class, of any issuer;

               (e) To eliminate Investment Limitation No. 6 that prohibits each Portfolio from purchasing securities of other investment companies, except in certain limited situations, if Proposal Nos. 2(b) and 2(d) are approved;

               (f) To amend and restate Investment Limitations No. 8 to make it clear that obtaining short-term credit for the clearance of purchases and sales of securities does not constitute a purchase of securities on margin and to allow short sales against the box, which are permitted by law;

               (g) To amend and restate Investment Limitation No. 10 to provide flexibility to the investment adviser of each Portfolio to enter into commodities contracts for hedging purposes, including futures contracts on securities, securities indices and currencies and options on such contracts and to delete from Investment Limitation No. 7 the prohibition on purchasing or selling commodities contracts;

               (h) To eliminate Investment Limitation No. 14 that prohibits each Portfolio from investing in securities with legal or contractual restrictions on resale; and

               (i) To eliminate Investment Limitation No. 15 that prohibits each Portfolio from purchasing or holding securities of any issuer if 5% of the securities of such issuer are owned by the investment adviser or by directors and officers of the Fund or the investment adviser owing individually more than 1/2 of 1% of its securities.

        3. For the Fund, to elect five (5) directors to serve until their successors are duly elected and qualified.

        4. For the Capital Appreciation Portfolio, to approve an amendment to the investment advisory agreement with Union Bank and Trust Company that would
(i) revise the incentive advisory fee schedule and (ii) change the stated index used to determine the incentive fee from the S&P 500 Index to the Russell 2000 Index.

        5. For the Growth Portfolio, to approve an amendment to the investment advisory agreement with Union Bank and Trust Company to change the annual advisory fee from 0.50% of average daily net assets to 0.75% of average daily net assets.

        6. For the Government Securities Portfolio, to change the investment objective from "current income consistent with the preservation of capital" to "providing high total return consistent with long term preservation of capital" as further described herein.

        Shareholders of record at the close of business on October 17, 1997, are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof.

        SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE THE ACCOMPANYING PROXY WHICH IS BEING SOLICITED BY THE MANAGEMENT OF THE FUND. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A
REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.


                                            By Order of the Board of Directors,
                                            MICHAEL S. DUNLAP
                                            SECRETARY


Lincoln, Nebraska
November 25, 1997

                               STRATUS FUND, INC.
                       200 CENTRE TERRACE, 1225 "L" STREET
                             LINCOLN, NEBRASKA 68508
                            -------------------------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 16, 1997
                            -------------------------

                               GENERAL INFORMATION

        This Proxy Statement and the accompanying proxy card are being furnished to the Shareholders of record of Stratus Fund, Inc., a Minnesota corporation (the "Fund"), in connection with the solicitation of proxies by the Board of Directors of the Fund for use at the Special Meeting of Shareholders of the Fund to be held on December 16, 1997 and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). The Meeting is scheduled to be held at 1:00 p.m. local time at the offices of the Fund located at 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska 68508. At the Special Meeting Shareholders of the Fund will be asked to approve proposals affecting the Fund and Shareholders of the Capital Appreciation, Growth and Government Securities Portfolios will be asked to approve proposals affecting those Portfolios. Even though you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person.

                           PURPOSE OF SPECIAL MEETING

        The following table briefly summarizes each proposal to be presented at the meeting and the investment portfolio of the Fund (each a "Portfolio" and collectively, the "Portfolios") to be solicited pursuant to this Proxy Statement with respect to such proposal:


        PROPOSAL                                            AFFECTED PORTFOLIOS
     ----------------------------                           --------------------
    1.  Approval  of  Amended  and  Restated  Articles  of       All Portfolios
        Incorporation for the Fund to create a multiple class structure for each Portfolio.

    2.  Elimination or modification of certain fundamental       All Portfolios*
        investment limitations applicable to all Portfolios of the Fund (the "Investment Limitations").

    3.  Election of Directors                                    All Portfolios

    4.  Approval of an amendment to the investment         Capital  Appreciation
        advisory agreement for Capital                              Portfolio
        Appreciation Portfolio

    5.  Approval of an amendment to the investment advisory     Growth Portfolio
        agreement for Growth Portfolio

    6.  Amendment of the investment objective for          Government Securities
        Government Securities Portfolio                           Portfolio


        The Fund expects to solicit proxies principally by mail, but the Fund may also solicit proxies by telephone or personal interview. The expenses of this solicitation and the Meeting will be paid by the Fund. This Proxy Statement was first mailed to shareholders on or about November 25, 1997. THE MOST RECENT ANNUAL REPORT FOR THE FUND FOR THE FISCAL YEAR ENDED JUNE 30, 1997, WHICH WAS PREVIOUSLY MAILED TO FUND SHAREHOLDERS, IS ALSO AVAILABLE AT NO COST, UPON WRITTEN OR ORAL REQUEST BY CONTACTING THE FUND AT 200 CENTRE TERRACE, 1225 "L" STREET, LINCOLN, NEBRASKA 68508, OR BY CALLING 1 (800) 279-7437.

--------
 *With each Portfolio voting as a separate class of shares.

        The Board of Directors has fixed the close of business on October 17, 1997 as the record date (the "Record Date") for the determination of the shareholders entitled to notice of, and to vote at, the Meeting. As of that date, there were 7,544,355.379 outstanding shares of common stock of the Fund and 517,430.716, 2,858,411.960 and 2,741,545.044 shares of common stock of the
Capital Appreciation, Growth and Government Securities Portfolios of the Fund, with each share being entitled to one vote on each applicable matter to come properly before the Meeting.

                         QUORUM AND VOTING REQUIREMENTS

        Unless specific instructions are given to the contrary, the persons named in the accompanying proxy will vote the number of shares represented thereby as directed by the proxy, or, in the absence of such direction, such shares will be voted in favor of (i.e., "FOR") each proposal set forth above. Assuming a quorum of a majority of the outstanding shares of the Fund entitled to vote at the Meeting is present, (i) the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote is required to approve of the Amended and Restated Articles of Incorporation of the Fund to implement the multiple class structure (Proposal No. 1), (ii) the affirmative vote of the holders of a "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" of each Portfolio as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is required to approve of each elimination or modification to the Fund's fundamental investment limitations applicable to such Portfolio (Proposal No. 2) and (iii) the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote and represented at the Meeting is required for the election of directors (Proposal No. 3). Assuming a quorum of a majority of the outstanding shares of each of the Capital Appreciation Portfolio and the Growth Portfolio entitled to vote at the Meeting is present, the affirmative vote of the holders of a "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" of each of the Capital Appreciation Portfolio and the Growth Portfolio is required to approve certain amendments to the investment advisory agreements with Union Bank and Trust Company relating to advisory fees (Proposal Nos. 4 and 5). Assuming a quorum of a majority of the outstanding shares of the Government Securities Portfolio entitled to vote at the Meeting is present, the affirmative vote of the holders of a "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" of the Government Securities Portfolio is required to approve of the change in that Portfolio's investment objective (Proposal No. 6). The 1940 Act defines a "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" of a Fund to mean the lesser of
(a) the vote of holders of 67% or more of the voting shares of the Fund (or Portfolio), present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund (or Portfolio) are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting shares of the Fund (or Portfolio). Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but will not be counted as votes cast and will have no effect on the results of the vote.

        If a quorum is not present by the time scheduled for the Meeting, or if a quorum is present but sufficient votes in favor of any of the proposals described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals to be considered at the adjourned Meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all of the proposals to be considered at the adjourned Meeting.


                                 PROPOSAL NO. 1
           APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION
             TO CREATE A MULTIPLE CLASS STRUCTURE AND OTHER MATTERS

        Currently, the Fund offers shares in five different series, with each series being operated as a separate investment portfolio. The separate investment portfolios currently offered are designated as the Intermediate Government Bond Portfolio, the Government Securities Portfolio, the Growth Portfolio, the Capital Appreciation Portfolio and the International Portfolio (collectively, the "Portfolios"). The Fund's Articles of Incorporation also designate shares of the Fund's capital stock as the Money Market Portfolio, the Variable Rate Portfolio and the Union Government Bond Portfolio which are not now being offered for sale to the public (collectively, the "Inactive Portfolios").

        The shares of each Portfolio have typically been subscribed to and purchased by financial institutions and other institutional investors and not retail investors. The Fund believes that a market may exist for retail shares of the various Portfolios. Accordingly, on October 23, 1997, the Board of Directors of the Fund (the "Board") approved a Multiple Class Plan (the "Multiple Class Plan") in accordance with Rule 18f-3 promulgated under Section 18(f) of the 1940 Act whereby each Portfolio would be restructured to offer newly created Retail Class A shares (the "Retail Class A shares") to potential retail purchasers, and to redesignate the current shares held by institutional investors as Institutional Class shares (the "Institutional Class shares"). Rule 18f-3 of the 1940 Act was adopted by the Securities and Exchange Commission to permit funds to issue multiple classes of shares without having to obtain an exemptive order. A fund using Rule 18f-3 must adopt a written plan, such as the Multiple Class Plan, setting forth the separate arrangements and expense allocations of each class and related conversion and exchange features.

        Implementation of the Multiple Class Plan requires an amendment to the Articles of Incorporation of the Fund. A copy of the Amended and Restated
Articles of Incorporation, which reflect the adoption of this proposal, is attached to the Proxy Statement as Exhibit A. The Amended and Restated Articles of Incorporation would (i) redesignate each Portfolio as a class of shares, instead of a series of shares, and would create two subcategories (or series) within each Portfolio known as Retail Class A and Institutional Class, (ii) establish the amount of Retail Class A shares at, 20,000,000 and (iii) delete and remove the Inactive Portfolios. The newly created Retail Class A shares for each Portfolio will be authorized in the amounts set forth in the table below with each share having a par value equal to $.001.



                                         Number of Shares       Number of Shares
                   Portfolio            Prior to Amendment       After Amendment

 Growth Portfolio
         Institutional Class shares          20,000,000             20,000,000
         Retail Class A shares                   ___                20,000,000

 Government Securities Portfolio
         Institutional Class shares          10,000,000             10,000,000
         Retail Class A shares                   ___                20,000,000

 Intermediate Government Bond Portfolio
         Institutional Class shares          10,000,000             10,000,000
         Retail Class A shares                   ___                20,000,000

 Capital Appreciation Portfolio
         Institutional Class shares          10,000,000             10,000,000
         Retail Class A shares                   ___                20,000,000

 International Portfolio
         Institutional Class shares          10,000,000             10,000,000
         Retail Class A shares                   ___                20,000,000
                                                                    ----------

 TOTAL                                                            160,000,000(*)

---------------
(*) This leaves 840,000,000 authorized shares of common stock which may be allocated to any existing or future class or series by action of the Board.


        The rights and preferences of the Fund's issued and outstanding shares will not be affected by the redesignation of those shares as Institutional Class shares and the current institutional holders of outstanding shares of the Portfolios will have their shares redesignated as Institutional Class shares without any action on their part. The Retail Class A shares of each Portfolio may have the same rights and preferences as the Institutional Class of shares, except that purchasers of Retail Class A shares may pay sales loads and will bear certain expenses incurred in connection with distribution of such shares. The Retail Class A shares of each Portfolio will be offered at the net asset value plus a front-end sales charge as approved from time to time by the Board and as set forth in the Portfolio's Prospectus. The Retail Class A shares will also be subject to ongoing distribution fees described below. Retail Class A shares of one Portfolio may be exchanged for Retail Class A shares of another Portfolio, subject to certain limitations set forth in the Portfolio's
Prospectus. The Retail Class A shares will be marketed solely to retail investors.

        At a meeting held on October 23, 1997, the Board considered a Distribution Plan for Retail Class A Shares of each Portfolio (the "Distribution Plan") in accordance with Rule 12b-1 promulgated under Section 12(b) of the 1940 Act. The Distribution Plan was approved at that meeting by the Board and by a majority of the members of the Board who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act and who have no financial interest in operation of the Distribution Plan. In general, Section 12(b) of the 1940 Act prohibits a mutual fund from acting as distributor of its own securities (except through an underwriter), in contravention with Securities and Exchange Commission rules. Rule 12b-1 provides an exception to this general restriction and permits a fund to finance the distribution of its shares from fund assets subject to several conditions. Under the Distribution Plan, the Fund has established an annual fee for each retail class of up to 0.50% of the value of the average daily net assets of such class, calculated and payable monthly.

        Since existing holders of the outstanding shares of the respective Portfolios may not qualify as institutional investors, or may fail to quality as institutional investors in the future, such holders will nonetheless be entitled to maintain their redesignated Institutional Class share holdings.

        Given the highly competitive nature of the mutual fund marketplace, the Board believes that offering a retail class of shares for each Active Portfolio will expand the Fund's name recognition beyond its current institutional market and result in increased sales of Portfolio shares.

        The Board of Directors believe that Proposal No. 1 is in the best interests of the Fund and its shareholders, and accordingly, recommends a vote "FOR" approval thereof.

                            PROPOSAL NOS. 2(A) - 2(I)
              APPROVAL OF AMENDMENT TO ELIMINATE OR MODIFY CERTAIN
                       FUNDAMENTAL INVESTMENT LIMITATIONS

        The Fund has reviewed the investment objectives, policies and restrictions which are applicable to each of the Portfolios of the Fund in light of current industry standards and restrictions otherwise imposed by law. Based upon such review, the Fund believes that certain of the enumerated Investment Limitations should be eliminated or amended to remove unnecessary restrictions on the investment adviser managing such Portfolios. Although each of the separate proposals will be described under this caption, shareholders may vote for, against or abstain with respect to each proposed change or changes to a specific Investment Limitation.

INVESTMENT LIMITATION NO. 1.

        The  Fund's  Investment   Limitations  currently  provide  that  without
shareholder approval, each of the Portfolios may not:

        (1) purchase any securities other than those described under "Investment Objectives and Policies" in the Prospectus for each Portfolio (except that this limitation shall not apply to the International Portfolio).

        Union Bank and Trust Company, the Fund's investment adviser (the "Adviser"), recommends that Investment Limitation No. 1 be eliminated because it is not required by law. This provision has the effect of prohibiting the Adviser from taking advantage of opportunities to invest in new investment products until the Fund's prospectus is amended, which results in the Fund incurring additional expenses. Investments that will constitute more than 5% of a Portfolio's net assets must be described in the Fund's prospectus under current regulations of the Securities and Exchange Commission. (Proposal No. 2(a)).

INVESTMENT LIMITATION NO. 2.

        The  Fund's  Investment   Limitations  currently  provide  that  without
shareholder approval, each of the Portfolios may not:

        (2) invest more than 5% as to 75% of its total assets, except that the Intermediate Government Bond Portfolio may not invest more than 5% as to 100% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, other than in U.S.
               Government securities.

        The Adviser recommends that Investment Limitation No. 2 be amended and restated, as set forth immediately below, to provide an exception to the diversification requirements stated therein so as to allow each Portfolio to purchase securities of other investment companies to the extent permitted by applicable law or exemptive order (Proposal No. 2(b)).

        "With respect to 75% of the value of the total assets of the Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and Intermediate Portfolio, and with respect to 100% of the value of the total assets of the Intermediate Government Bond Portfolio, invest more than 5% of the market value of its total assets in the securities of any one issuer, other than obligations of or guaranteed by the U.S. Government or any of its agencies or instrumentalities, except that each Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order."

        Section 12 of the 1940 Act generally prohibits each Portfolio from (i) owning more than 3% of the total outstanding voting stock of any one investment company, (ii) investing more than 5% of its total assets in the securities of any one other investment company, and (iii) investing more than 10% of its total assets (in the aggregate) in the securities of other investment companies. The Fund is also permitted to seek exemptive relief from the Securities and Exchange Commission to allow the Portfolios to purchase securities of other investment companies in excess of the limitations imposed by Section 12 of the 1940 Act.

INVESTMENT LIMITATION NO. 3.

        The  Fund's  Investment   Limitations  currently  provide  that  without
shareholder approval, each of the Portfolios may not:

        (3) invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in securities of issuers with operating records, including any predecessors, of less than three years.

        The Adviser recommends that Investment Limitation No. 3 be eliminated because it is not required by law and unnecessarily restricts the Adviser's ability to manage the Portfolios. This Investment Limitation has its origins in state Blue Sky law requirements that are no longer applicable to the Fund (Proposal No. 2(c)).

INVESTMENT LIMITATION NO. 4.

        The  Fund's  Investment   Limitations  currently  provide  that  without
shareholder approval, each of the Portfolios may not:

        (4) acquire more than 10% at the time of a particular purchase, of the outstanding voting securities of any one issuer;

        The Adviser recommends that Investment Limitation No. 4 be amended and restated, as set forth immediately below, to provide certain exceptions to the diversification requirements stated therein (Proposal No. 2(d)).

        "Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Portfolio, except that a Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order."

        The ability of a Portfolio to purchase shares of other investment companies under current law is described above in connection with Investment Limitation No. 2.

INVESTMENT LIMITATION NO. 6.

        The  Fund's  Investment   Limitations  currently  provide  that  without
shareholder approval, each of the Portfolios may not:

       (6)  purchase   securities  of  other  investment  companies,  except  in
            connection with a merger, acquisition, consolidation or reorganization or by purchase in the open market where no profit to the sponsor or dealer results from the purchase other than customary brokerage commissions or pursuant to the provisions of the Investment Company Act of 1940 which restricts purchases to not more than 3% of the stock of another investment company or purchases of stock of other investment companies equal to more than 5% of the respective Portfolio's assets in the case of a single investment company and 10% of such assets in the case of all investment companies in the aggregate.

     If Investment Limitation Nos. 2 and 4 are revised as recommended, the Adviser recommends that Investment Limitation No. 6 be eliminated. Investment Limitation No. 6 should be eliminated because it is no longer necessary and is inconsistent with such changes (Proposal No. 2(e)).

INVESTMENT LIMITATION NO. 8.

        The  Fund's  Investment   Limitations  currently  provide  that  without
shareholder approval, each of the Portfolios may not:

        (8) purchase securities on margin or make short sales.

        The Adviser recommends that Investment Limitation No. 8 be amended and restated, as set forth immediately below, to make it clear that obtaining short-term credit for the clearance of purchases and sales of securities does not constitute a purchase of securities on margin and to allow short sales against the box, which are permitted by law (Proposal No. 2(f)).

        "Make short sales of securities or purchase securities on margin, except that a Portfolio (a) may obtain such short-term credit as necessary for the clearance of purchases and sales of securities, (b) may make margin payments in connection with transactions in financial futures contract and options thereon, and (c) may make short sales of securities if at all times when a short position is open it owns at least an equal amount of such securities or owns securities comparable to or exchangeable at no extra cost for at least an equal amount of such securities."

INVESTMENT LIMITATION NO. 10.

        The  Fund's  Investment   Limitations  currently  provide  that  without
shareholder approval, each of the Portfolios may not:

        (10) purchase or write puts, and calls, or engage in straddles, and spreads or any combination thereof other than as described under "Special Investment Methods" in the Prospectus;

        The Adviser recommends that Investment Limitation No. 10 be amended and restated, as set forth immediately below, to provide flexibility to the Adviser to enter into commodities contracts for hedging purposes, including futures contracts on securities, securities indices and currencies, and options on such contracts, and to delete the prohibition in Investment Limitation No. 7 on purchasing or selling commodities contracts (Proposal No. 2(g)).

        "Purchase or sell commodity contracts, except that a Portfolio may, as appropriate and consistent with its investment policies and other investment restrictions, for hedging purposes, write, purchase or sell options (including puts, calls and combinations thereof), write covered call options, enter into futures contracts on securities, securities indices and currencies, options on such futures contracts, forward foreign currency exchange contracts, forward commitments and repurchase agreements."

INVESTMENT LIMITATION NO. 14.

        The  Fund's  Investment   Limitations  currently  provide  that  without
shareholder approval, each of the Portfolios may not:

        (14)   invest in securities  with legal or contractual  restrictions  on
               resale  (except  for   repurchase   agreements  as  described  in
               [Investment Limitation No.] (11) above); and

        The Adviser recommends that Investment Limitation No. 14 be eliminated because it is not required by law. Current law allows an open-end investment company (other than a money-market fund) to invest up to 15% of its assets in illiquid securities, and that restriction will be reflected in the non-fundamental investment policies of the Portfolios (Proposal No. 2(h)).

INVESTMENT LIMITATION NO. 15.

        The  Fund's  Investment   Limitations  currently  provide  that  without
shareholder approval, each of the Portfolios may not:

        (15) purchase or hold securities of any issuer if 5% of the securities of such issuer are owned by the investment adviser or by directors and officers of the Fund or the investment adviser owning individually more than 1/2 of 1% of its securities.

        The Adviser recommends that Investment Limitation No. 15 be eliminated because it is not required by state securities laws applicable to the Fund and unnecessarily restricts the Adviser's ability to manage the Portfolios (Proposal No. 2(i)).

        The Adviser has informed the Board of Directors that it does not intend to alter its strategies or practices for management of the Portfolios if the changes to the Fund's Investment Limitations described above are approved. The Board of Directors believes that Proposal Nos. 2(a) through 2(i) would afford the Adviser greater flexibility to deal with changing market conditions and would conform the Funds Investment Limitations to current law. Accordingly, the Board of Directors recommends a vote "FOR" approval thereof.

                                 PROPOSAL NO. 3
                              ELECTION OF DIRECTORS

        The Board of Directors of the Fund currently consists of five (5) members. It is proposed that such five (5) members be re-elected at the Meeting. Under the terms of the Fund's Articles of Incorporation, the directors who are elected will serve until their successors are duly elected and qualified. Each of the nominees has agreed to serve as a director if elected. If any of the nominees is unable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees as the directors who are not "interested persons" of the Fund, as defined in the 1940 Act, may recommend. It is the intention of the persons named in the enclosed form of proxy, unless otherwise directed by shareholders executing proxies, to vote all proxies "FOR" the election of the five (5) nominees listed below.

        Under the Articles of Incorporation, Minnesota law and the 1940 Act, the Fund is not required to hold an annual meeting of shareholders. The Fund does not hold annual shareholder meetings so as to achieve cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

        The Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or required or permitted by the Articles of Incorporation and the By-Laws of the Fund. In compliance with the 1940 Act, shareholder meetings will be held to elect directors whenever fewer than a majority of the directors holding office have been elected by the shareholders or, if necessary in the case of filling vacancies, to assure that at least two-thirds of the directors holding office after vacancies are filled have been elected by the shareholders. The Fund may hold shareholder meetings to approve changes in the Articles of Incorporation, changes in investment advisory agreements, changes in fundamental investment limitations and changes in investment objectives and policies or other matters requiring shareholder action under the 1940 Act. Under the Articles of Incorporation, a meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for any purpose in which case shareholders may receive assistance in communicating with other shareholders.

INFORMATION REGARDING NOMINEES

        The following schedule sets forth certain information concerning each of the nominees and Jon Gross, Vice President.

                                                                                           SHARES OF FUND
                                                                                            BENEFICIALLY
                                                PRINCIPAL OCCUPATION                         OWNED AS OF
      NAME AND POSITION                           AND AFFILIATIONS              POSITION     SEPTEMBER 9,
        WITH THE FUND             AGE        DURING THE PAST FIVE YEARS          SINCE          1997
        -------------             ---        --------------------------          -----          ----
*Thomas C. Smith                  52     Chairman, CONLEY SMITH Inc.; Vice        1994          None
Director, Chief Financial Officer &      President, Lancaster Administrative
Treasurer; 200 Centre Terrace,           Services, Inc., Lincoln, Nebraska;
1225 "L" Street                          Chairman and President, SMITH HAYES
Lincoln, Nebraska  68501                 Financial Services Corporation Lincoln,
                                         Nebraska;   Chairman   and   President,
                                         Consolidated   investment  Corporation,
                                         Lincoln,  Nebraska;  Vice President and
                                         Director,   Concorde   Management   and
                                         Development, Inc., Lincoln, Nebraska.

*Michael S. Dunlap                33     Executive Vice President and Director,   1991       35,132.797
Director, President and Secretary        Union Bank and Trust Company, Lincoln,
4732 Calvert Street                      Nebraska; Director, Lancaster County
Lincoln, Nebraska  68506                 Bank, Waverly, Nebraska; and Unipac
                                         Service Corporation.

Stan Schrier                      62     President, Food 4 Less, Inc., a retail   1991       48,028.322
Director                                 grocery chain, and owner, Schrier-Lawson
11128 John Galt Blvd.                    Motor Center.
Omaha, Nebraska  68137

R. Paul Hoff                      62     Physician and CEO of Seward Clinic,      1991       54,207.199
Director                                 P.C., Seward, Nebraska.
311 Jackson
Seward, Nebraska  68434

Edson L. Bridges III              39     Director, Bridges Investment Fund, Inc., 1991          None
Director                                 registered open end management
8401 W. Dodge Road, #256                 investment company, February, 1991 to
Omaha, Nebraska  68114                   present; Vice President and Director of
                                         Bridges   Investment  Counsel  Inc.,  a
                                         registered investment adviser.

Jon Gross                         28     Trust Investment Officer, Union Bank and 1991         519.901
Vice President                           Trust Company, Lincoln, Nebraska, since
3643 South 48th Street                   1991 and an employee of Union Bank and
Lincoln, Nebraska  68506                 Trust Company since 1988.

---------------

* Interested directors of the Fund by virtue of their affiliation with Lancaster
Administrative  Services,  Inc., SMITH HAYES Financial Services  Corporation and
Union Bank and Trust  Company as defined  under the  Investment  Company  Act of
1940.  See  the   subcaptions   entitled  "The  Adviser  and  its   Affiliates,"
"Distributor," and "Administrator" under the caption "GENERAL INFORMATION."


        During the fiscal year ended June 30, 1997, the Fund's Board of Directors met four (4) times. During such fiscal year, all of the Fund's directors attended at least 75% of the aggregate of the number of meetings of the Board of Directors.

REMUNERATION OF DIRECTORS

        Non-employee directors receive from the Fund an annual fee and are not reimbursed for all out-of-pocket expenses relating to attendance of meetings. The fees paid to directors for the fiscal years ended June 30, 1997, 1996, and 1995, are shown below. Officers of the Fund do not receive compensation from the Fund for serving as directors. Other than Messrs. Dunlap and Gross, no person who is a director, officer or employee of the Adviser serves as a director, officer or employee of the Fund.


                                           COMPENSATION TABLE

                                   Fiscal                          Pension or
                                    Year        Aggregate     Retirement Benefits    Total Compensation
                                   (Ended     Compensation     Accrued as Part of      From the Fund
       Name and Position          June 30)      From Fund      the Fund Expenses     Paid to Directors
       -----------------          --------      ---------      -----------------     -----------------
Thomas C. Smith, Director, Chief    1997         $0                    $0                  $0
Financial Officer & Treasurer       1996         $0                    $0                  $0
                                    1995         $0                    $0                  $0

Michael S. Dunlap, Director,        1997         $0                    $0                  $0
President & Secretary               1996         $0                    $0                  $0
                                    1995         $0                    $0                  $0

Stan Schrier, Director              1997         $4,000                $0                  $4,000
                                    1996         $2,000                $0                  $2,000
                                    1995         $2,000                $0                  $2,000

R. Paul Hoff, Director              1997         $4,000                $0                  $4,000
                                    1996         $2,000                $0                  $2,000
                                    1995         $2,000                $0                  $2,000

Edson L. Bridges III, Director      1997         $4,000                $0                  $4,000
                                    1996         $2,000                $0                  $2,000
                                    1995         $2,000                $0                  $2,000


BOARD APPROVAL OF THE ELECTION OF DIRECTORS

        As indicated above, certain of the persons nominated for election as directors at the Meeting are not "interested persons" of the Fund or the Fund's investment adviser within the meaning of Section 2(a)(19) of the 1940 Act. Under the terms of the Fund's Distribution Plan for Retail Class A Shares, adopted October 23, 1997, the selection and nomination of directors who are not interested persons of the Fund is committed to the discretion of the Directors then in office who are not interested persons of the Fund.

SHAREHOLDER APPROVAL OF THE ELECTION OF DIRECTORS

        The favorable vote of a majority of the number of shares entitled to vote and represented at the Meeting is required for the election of directors. If the nominees are not approved by the shareholders of the Fund, the current Board of Directors will consider alternative nominations.

                              PROPOSAL NOS. 4 AND 5
                        APPROVAL OF CERTAIN AMENDMENTS TO
                        TO INVESTMENT ADVISORY AGREEMENTS
                        WITH UNION BANK AND TRUST COMPANY

        Shareholders of the Capital Appreciation Portfolio and Growth Portfolio are being asked to approve of certain amendments to the investment advisory agreements with Union Bank and Trust Company, as Adviser. The amendments would modify the current fee structures for both Portfolios. Copies of the proposed amendments to the investment advisory agreements are attached to this Proxy as Exhibit B.

        With respect to the Capital Appreciation Portfolio, the incentive advisory fee structure is being amended in situations where the Portfolio under performs at or over performs when compared to a stated index. The change in the incentive advisory fee structure effectively narrows the current 0.00% to 2.80% range to 0.40% to 2.40% so as to reduce variability of the Capital Appreciation Portfolio's expenses. The Fund believes that limiting the upper end of the incentive advisory fee benefits the Capital Appreciation Portfolio. The Adviser has requested the establishment of a base fee (0.40%) to cover some portion of the costs it incurs every year in managing the Capital Appreciation Portfolio. Since the investment advisory contract for the Capital Appreciation Portfolio was initially approved, the Adviser has tripled the size of its staff to provide better service to its clients. The Adviser is increasing the advisory fees it charges to all of its clients in light of its increased costs. The Board of Directors of the Fund concluded that establishment of a base fee of the Adviser of 0.40% of average daily net assets, which is below the investment advisory fees paid by other similar portfolios, is appropriate in order to enable the Adviser to recover a portion of its costs each year.

        Set forth below is a side-by-side comparison of the current and proposed incentive adviser fee structure for the Capital Appreciation Fund.



                                     CAPITAL APPRECIATION PORTFOLIO
                                   INCENTIVE ADVISORY FEE COMPARISON

                                         CURRENT                                 PROPOSED

                                Relative to                              Relative to
                               S&P 500 Index             Fee         Russell 2000 Index         Fee
                               -------------             ---         ------------------         ---

Minimum Mgt Fee       U             -7.00% and less        0.00%
                      N                       -6.50         0.10
                      D                       -6.00         0.20
                      E                       -5.50         0.30
                      R                       -5.00         0.40           -5.00% and less         0.40%
                                              -4.50         0.50                     -4.50          0.50
                      P                       -4.00         0.60                     -4.00          0.60
                      E                       -3.50         0.70                     -3.50          0.70
                      R                       -3.00         0.80                     -3.00          0.80
                      F                       -2.50         0.90                     -2.50          0.90
                      O                       -2.00         1.00                     -2.00          1.00
                      R                       -1.50         1.10                     -1.50          1.10
                      M                       -1.00         1.20                     -1.00          1.20
                                              -0.50         1.30                     -0.50          1.30
      Basic Mgt Fee                            0.00         1.40                      0.00          1.40
                                              0.50%         1.50                      0.50          1.50
                      O                        1.00         1.60                      1.00          1.60
                      V                        1.50         1.70                      1.50          1.70
                      E                        2.00         1.80                      2.00          1.80
                      R                        2.50         1.80                      2.50          1.90
                                               3.00         2.00                      3.00          2.00
                      P                        3.50         2.10                      3.50          2.10
                      E                        4.00         2.20                      4.00          2.20
                      R                        4.50         2.30                      4.50          2.30
                      F                        5.00         2.40                    +5.00%          2.40
                                                                               and greater
                      O                        5.50         2.50
                      R                        6.00         2.50
                      M                        6.50         2.70
Maximum Mgt Fee                              +7.00%         2.80
                                  and Greater


        The amendment also changes the stated index used for such comparison from the S&P 500 Index to the Russell 2000 Index. The S&P 500 Index consists primarily of larger capitalization companies. Since the Capital Appreciation Portfolio invests primarily in smaller to midcap size companies, the Adviser has proposed that the Capital Appreciation Portfolio utilize a more appropriate index, such as the Russell 2000 Index, which is an index of small cap companies. If the amendments to the investment advisory agreement of the Capital
Appreciation Portfolio are approved by the shareholders of that Portfolio, beginning January 1, 1998, the Fund will compute the performance based adjustment to the basic management fee by comparing the performance of the Portfolio over the preceding twelve-month period to the performance of the Russell 2000 Index over that same preceding twelve-month period.

        With respect to the Growth Portfolio, the advisory fee is being changed from 0.50% of average daily net assets to 0.75% of average daily net assets. Since the investment advisory agreement for the Growth Portfolio was initially approved, the Adviser has tripled the size of its staff to provide better service to its clients. The Adviser is increasing the advisory fees it charges to all of its clients in light of its increased costs, and has requested the increase in the advisory fee paid by the Growth Portfolio. The Board of Directors believes that the advisory fee requested by the Adviser is commensurate with the advisory fees paid by other funds of the same size and having the same investment objective as the Growth Portfolio, and that even after the proposed fee increase, the total operating expenses of the Growth Portfolio will be lower than those of similar funds. Additionally, the Growth Portfolio is believed by the Board of Directors to have out performed most other funds having similar investment objectives. The Growth Portfolio was listed in the Wall Street Journal on June 9, 1997 as one of the top 15 performers in the Equity Income Fund Category, and the Growth Portfolios's total return for the 1 year and 3 year periods ended September 30, 1997 of 36.34% and 26.30%, respectively, exceeds the Growth Fund Index reported by Lipper Analytical Services of 33.91% and 25.18% for the same periods. For those reasons, the Board of Directors of the Fund recommends approval of the proposed amendment to the investment advisory agreement for the Growth Portfolio.

        The tables below provide information regarding expense for the Growth Portfolio and Capital Appreciation Portfolio expressed as annual percentages of average daily net assets based upon amounts incurred during the most recent fiscal year, and on a pro forma basis as if the proposed amendments to the investment advisory agreements were then in effect.

ANNUAL FUND OPERATING EXPENSES
                                            Actual Expenses   Pro Forma Expenses
GROWTH PORTFOLIO                            ---------------   ------------------
Management Fees                                   .50%             .75%
Other Expenses                                    .22%             .22%
                                                  ---              ----
      Total Portfolio Operating Expenses          .72%             .97%

                                            Actual Expenses   Pro Forma Expenses
      CAPITAL APPRECIATION PORTFOLIO        ---------------   ------------------
      Management Fees                             .37%             1.07%
      Other Expenses                              .54%              .54%
                                                 ----              ----
      Total Portfolio Operating Expenses          .91%             1.61%


EXAMPLE

        At the pro forma expense levels indicated above, a shareholder would pay the following expenses on an investment of $1,000 assuming a 5% annual return and redemption at the end of each period.


           Period                     Growth            Capital Appreciation
                                    Portfolio                Portfolio
          --------                 ------------        ----------------------
           1 year                       $ 10                      $ 17

           3 years                      $ 32                      $ 52

           5 years                      $ 55                      $ 90

          10 years                      $122                     $ 197


        The purpose of the table above is to assist investors in understanding the various costs and expenses that an investor would bear directly or indirectly as a result of an investment in the Growth Portfolio or Capital Appreciation Portfolio after the increase in the investment advisory fees paid by those Portfolios as described herein. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

        The aggregate amount of the Adviser's fees for the Capital Appreciation and Growth Portfolios were approximately $17,500 and $160,343, respectively, for the fiscal year ended June 30, 1997. If the changes to the incentive advisory fee for the Capital Appreciation Portfolio were in effect during fiscal year ended June 30, 1997, the incentive advisory fee would have been approximately $21,627, or a difference of $4,127 when compared to the actual amount. If the changes to the advisory fee for the Growth Portfolio were in effect during fiscal year ended June 30, 1997, the advisory fee would have been approximately $240,917, or a difference of $80,574 when compared to the actual amount.

        For more detailed information with respect to the Adviser, the terms of the various investment advisory agreements, the dates such agreements were initially approved by the Board and other information relating to the Adviser, please see the Fund's Statement of Additional Information dated October 1, 1997 attached hereto as Exhibit C.

        Although each of the separate proposals are discussed above, shareholders may vote for, against or abstain with respect only for the proposal affecting the Portfolio that has issued shares owned by such shareholders. The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund or the Adviser as that term is defined in the 1940 Act, believe that Proposal Nos. 4 and 5 are in the best interests of the Capital Appreciation and Growth Portfolios and their shareholders, respectively, and accordingly, recommend a vote "FOR" approval thereof.

                                 PROPOSAL NO. 6
              APPROVAL OF AMENDMENT TO CHANGE INVESTMENT OBJECTIVE
                     FOR THE GOVERNMENT SECURITIES PORTFOLIO

        The current investment objective of the Government Securities Portfolio is current income consistent with the preservation of capital.

        The Fund proposes that the investment objective of the Government Securities Portfolio be revised to providing a high total return consistent with preservation of capital. The total return of the Government Securities Portfolio will consist of all of the interest and dividend income received on its investment securities and the gains (or losses) recognized upon sale of those securities.

        Union Bank and Trust Company, the Adviser for the Government Securities Portfolio, does not intend to alter its investment strategies for the Government Securities Portfolio in connection with the change in investment objective. Rather, the Adviser believes that the revised investment objective more accurately reflects the way in which the Government Securities Portfolio is currently being managed. The Government Securities Portfolio will continue to invest 80% of its assets in securities issued or guaranteed by the U.S.
Government or its agencies or instrumentalities, which will provide current income to shareholders. However, the Fund believes that by considering high total return in managing the Government Securities Portfolio the Government Securities Portfolio will provide greater value to its shareholders over time.

        The Board of Directors believes that Proposal No. 6 is in the best interests of the Government Securities Portfolio and its shareholders, and accordingly, recommends a vote "FOR" approval thereof.

                               GENERAL INFORMATION


EXECUTIVE OFFICERS OF THE FUND

        The executive officers of the Fund and their principal occupations are set forth above under the caption entitled "Proposal No. 3--Information Regarding Nominees." The term of office of each of such officers is one year and until his or her successor shall have been elected and qualified. The directors and officers of the Fund, as a group, beneficially owned less than 2% of the outstanding shares of the Fund as of October 29, 1997.

THE ADVISER AND ITS AFFILIATES

        Union Bank and Trust Company ("Union"), 4732 Calvert Street, Lincoln, Nebraska 68506 acts as the investment adviser (the "Adviser") to the Portfolios and as the Fund's Custodian (the "Custodian"). The Adviser acts as such pursuant to written agreements periodically approved by the directors or the shareholders of the Fund. Murray Johnstone International Limited ("MJI") serves as sub-adviser (the "Sub-Adviser") for the International Portfolio pursuant to the terms of a Sub-Advisory Agreement between the Adviser and Sub-Adviser. The Sub-Adviser's address is 11 West Nile Street, Glasgow G1 2PX United Kingdom.

DISTRIBUTOR

        SMITH HAYES Financial Services Corporation ("SMITH HAYES") acts as the Fund's distributor ("Distributor"). SMITH HAYES acts as the Fund's distributor pursuant to an Underwriting Agreement under which SMITH HAYES agrees to publicly distribute the Fund's shares continuously. SMITH HAYES has a related agreement with Union pursuant to which SMITH HAYES maintains an office and sales personnel on Union premises to facilitate Fund distribution as well as provide Union customers access to other brokerage services. The Underwriting Agreement is reviewed annually by the Board of Directors and was last approved on July 23, 1997, LAS and SMITH HAYES address is 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska, 68508.

        SMITH HAYES is a wholly owned subsidiary of Consolidated Investment Corporation, a Nebraska corporation, which is engaged through its subsidiaries in various aspects of the financial services industry. Thomas C. Smith is the control person of Consolidated Investment Corporation. Union is controlled by and is a subsidiary of Farmers and Merchants Investments, Inc., a Nebraska bank holding company. Farmers and Merchants Investment, Inc. is controlled by the Dunlap family of which Michael S. Dunlap is a member. The Sub-Adviser is a wholly-owned subsidiary of United Asset Management Corporation.

ADMINISTRATOR

        Lancaster Administrative Services, Inc. ("LAS") acts as the administrator ("Administrator") for the Fund. The Administrator is a wholly owned subsidiary of Consolidated Investment Corporation, a Nebraska corporation, which is engaged through its subsidiaries in various aspects of the financial services industry.

INDEPENDENT ACCOUNTANTS

        A majority of the Fund's Board of Directors who are not "interested persons" of the Fund have selected Deloitte & Touche LLP as the independent accountants of the Fund for the fiscal year ending June 30, 1997 Deloitte & Touche LLP has served as the Fund's auditors since 1996.

BENEFICIAL OWNERS

        A complete description of the rights and characteristics of the Fund's capital stock is included in the Prospectus. UBATCO & Co. as nominee of Union, owned of record, without voting rights the number and percentage of the outstanding shares of the Portfolios as of October 29, 1997, as set forth below. The following table also provides the name and address of any person (excluding Directors and officers) who owned beneficially 5% or more of the outstanding shares of each Portfolio as of the same date. As of October 29, 1997, there were 522,049.439 shares outstanding for the Capital Appreciation Portfolio, 2,890,765.527 shares outstanding for the Growth Portfolio, 441,264.205 shares outstanding for the Intermediate Government Bond Portfolio, 2,746,819.784 shares outstanding for the Government Securities Portfolio and 1,002,670.277 shares outstanding for the International Portfolio.


Portfolio                       Name & Address                        Shares           % Ownership
-------------------            ------------------                     -------------    ------------
Capital Appreciation            UBATCO & Co.                           522,049.049        100%
Portfolio                       4732 Calvert Street
                                Lincoln, NE  68506

                                    INCLUDING

                                Cook Family Foods                       33,818.556        6.83%
                                Profit Sharing Plan
                                200 South 2nd Street
                                Lincoln, NE  68508

                                MD Investments                          28,487.375        5.46%
                                c/o Mike Dunlap
                                P.O. Box 6155
                                Lincoln, NE  68506

                                Union Bank and Trust                    35,549.129        6.81%
                                  Company
                                Profit Sharing & 401(k) Plan
                                4732 Calvert
                                Lincoln, NE  68506

Growth Portfolio                UBATCO & Co.                         2,883,800.529       99.75%
                                4732 Calvert Street
                                Lincoln, NE  68506

                                    INCLUDING

                                Union Bank & Trust                     149,411.997        5.17%
                                  Company
                                Profit Sharing Plan & 401K
                                  Plan
                                4732 Calvert Street
                                Lincoln, NE  68506

                                Linweld 401K/PSP                       163,811.684        5.67%
                                1226 "L" Street, 600
                                Lincoln, NE  68508

                                Cook Family Funds                      169,128.439        5.85%
                                Profit Sharing Plan
                                200 South 2nd Street
                                Lincoln, NE  68508

Intermediate Government Bond    UBATCO & Co.                           437,104.150       99.06%
Portfolio                       4732 Calvert Street
                                Lincoln, NE  68506

                                    INCLUDING

                                Benes Service Company                   61,536.402       13.95%
                                Profit Sharing Plan
                                Valparaiso, NE  68605

                                Madonna Rehabilitation Hospital         35,151.561        7.97%
                                Agency Account
                                5401 South
                                Lincoln, NE  68506

                                Oak Creek Valley Bank                   30,861.002        6.99%
                                Profit Sharing Plan
                                108 W. Second Street
                                Valparaiso, NE  60868

                                Womens Clinic                           28,240.269        6.40%
                                Profit Sharing Plan
                                220 Lyncrest Drive
                                Lincoln, NE  68510

Government Securities           UBATCO & Co.                         2,746,819.784        100%
Portfolio                       4732 Calvert Street
                                Lincoln, NE  68506


International Portfolio         UBATCO & Co.                         1,002,670.277        100%
                                4732 Calvert Street
                                Lincoln, NE  68506

                                    INCLUDING

                                Linweld 401K/PSP                       103,231.064       10.30%
                                1225 "L" Street, Suite 600
                                Lincoln, NE  68508

                                Crete/Sunflower Profit Sharing         121,483.484       12.16%
                                Plan
                                P.O. Box 81226
                                Lincoln, NE  68528

                                Cook Family Foods                       76,796.204        7.66%
                                Profit Sharing Plan
                                200 South 2nd Street
                                Lincoln, NE  68508

        The following table also provides information as of October 29, 1997, regarding the beneficial ownership of outstanding shares of the respective Portfolios, as applicable, by (i) each Director and nominee for Director of the Fund, (ii) each executive officer of the Fund and (iii) all Directors and executive officers as a group.

       NAME AND ADDRESS OF              AMOUNT AND NATURE OF          PERCENT OF
         BENEFICIAL OWNER               BENEFICIAL OWNERSHIP           PORTFOLIO
---------------------------------      ----------------------       ------------
Thomas C. Smith                                     None                  None
Chief Financial Officer & Treasurer;
200 Centre Terrace, 1225 "L" Street
Lincoln, Nebraska  68501

Michael S. Dunlap                          28,803.224(1)               5.52%(1)
President and Secretary                     2,945.809(2)               0.10%(2)
4732 Calvert Street                         3,383.764(5)               0.34%(5)
Lincoln, Nebraska  68506

Stan Schrier                               40,594.831(2)               1.40%(2)
Director                                    7,433.491(4)               0.68%(3)
11128 John Galt Blvd.
Omaha, Nebraska  68137

R. Paul Hoff                               10,047.683(1)               1.92%(1)
Director                                    7,523.323(2)               0.26%(2)
311 Jackson                                35,628.128(4)               1.30%(4)
Seward, Nebraska  68434                     1,008.065(5)               0.10%(5)

Edson L. Bridges III                                None                  None
Director
8401 W. Dodge Road, #256
Omaha, Nebraska  68114

Jon Gross                                     279.377(1)               0.05%(1)
Vice President                                 91.190(2)               0.00%(2)
3643 South 48th Street                          143.2(4)               0.01%(4)
Lincoln, Nebraska  68506

All directors and executive officers       39,130.284(1)               7.50%(1)
as a group (4 persons)                     51,155.153(2)               1.77%(2)
                                            7,433.491(3)               1.68%(3)
                                           35,628.128(4)               0.30%(4)
                                            4,541.163(5)               0.45%(5)

---------------------------
(1)     Capital Appreciation Portfolio
(2)     Growth Portfolio
(3)     Government Securities Portfolio
(4)     International Portfolio

                        TRANSACTIONS WITH RELATED PARTIES


        SMITH HAYES and Lancaster Administrative Services, Inc. are wholly owned subsidiaries of Consolidated Investment Corporation, a Nebraska corporation, which is engaged through its subsidiaries in various aspects of the financial services industry. Thomas C. Smith is the control person of Consolidated Investment Corporation.

        Union Bank and Trust Company is controlled by and is a subsidiary of Farmers and Merchants Investments, Inc., a Nebraska bank holding company.
Farmers and Merchants Investment, Inc. is controlled by the Dunlap family of which Michael S. Dunlap is a member.

        Accordingly, Thomas C. Smith and Michael S. Dunlap have a beneficial interest in the agreements between SMITH HAYES, Lancaster Administrative Services, Inc. and Union Bank and Trust Company and the Fund. Such agreements are required to be approved by a majority of the disinterested directors of the Fund.

SHAREHOLDER PROPOSALS

        Under its Articles of Incorporation and under Minnesota law, the Fund is not required to hold annual shareholder meetings. Shareholders who wish to present a proposal for action or suggestions as to nominees for the Board of Directors at the next meeting of shareholders of the Fund, should submit their proposal or suggestions to the Secretary of the Fund within a reasonable time in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting. The Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders also retain the right, under limited circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

                                  OTHER MATTERS

        The directors do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If any other business should come before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment and in the best interests of shareholders.

                             SOLICITATION OF PROXIES

        The accompanying form of proxy is being solicited on behalf of the Board. The expense of solicitation of proxies for the Meeting will be paid by the Fund. In addition to the mailing of the proxy material, such solicitation may be made in person or by written communication, telephone or telegraph by directors, officers or employees of the Fund.

              ANNUAL REPORT AND STATEMENT OF ADDITIONAL INFORMATION

        THE FUND WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE ORAL OR WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE FUND'S ANNUAL REPORT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS MOST RECENT FISCAL YEAR. ORAL REQUESTS MAY BE MADE BY CONTACTING THE FUND AT 1 (800) 279-7437. WRITTEN REQUESTS SHOULD BE SENT TO THE ADDRESS OF THE FUND APPEARING ON THE FIRST PAGE OF THIS PROXY STATEMENT OR FAXED TO THE FUND AT
(402) 476-6909. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION IS INCLUDED IN THIS PROXY STATEMENT AS EXHIBIT C.

                                            By Order of the Board of Directors,
                                            MICHAEL S. DUNLAP
                                            SECRETARY

Lincoln, Nebraska
November 25, 1997

                               STRATUS FUND, INC.
                       200 CENTRE TERRACE, 1225 "L" STREET
                             LINCOLN, NEBRASKA 68508

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 16, 1997

        The undersigned hereby appoints each of Colleen Hector and Jon Gross, individually, as proxy and attorney-in-fact for the undersigned with full power of substitution to vote on behalf of the undersigned at the Special Meeting of Shareholders of Stratus Fund, Inc. (the "Fund") to be held on December 16, 1997, and at any adjournment or postponement thereof, all shares of the Fund standing in the name of the undersigned or which the undersigned may be entitled to vote as follows:

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1. For the Fund, to approve a proposal to adopt Amended and Restated Articles of Incorporation for the Fund to create a multiple class structure for each portfolio of the Fund.
                            FOR |_|     AGAINST |_|    ABSTAIN |_|


2. For the Fund, to eliminate or modify certain of the fundamental investment limitations (the "Investment Limitations") applicable to all Portfolios of the Fund as set forth in the Fund's Statement of Additional Information, as follows:

        (a) To eliminate Investment Limitation No. 1 that prohibits each Portfolio (except the International Portfolio) from purchasing any securities other than those described under the caption "Investment Objectives and Policies" in the Prospectus for each Portfolio.
                            FOR |_|     AGAINST |_|    ABSTAIN |_|

        (b) To amend and restate Investment Limitation No. 2 to provide an exception to the diversification requirements stated therein to allow each Portfolio to purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.
                            FOR |_|     AGAINST |_|    ABSTAIN |_|

        (c) To eliminate Investment Limitation No. 3 that prohibits each Portfolio from investing more than 5% of its total assets, taken at market value at the time of a particular purchase, in securities of issuers with operating records, including any predecessors, of less than three years.
                            FOR |_|     AGAINST |_|    ABSTAIN |_|

        (d) To amend and restate Investment Limitation No. 4 to (i) provide an exception to the diversification requirements stated therein to allow each Portfolio to purchase securities of other investment companies to the extent permitted by applicable law or exemptive order, and (ii) to allow each Portfolio to purchase up to 5% of the voting securities, or up to 10% of the securities of any class, of any issuer.
                            FOR |_|     AGAINST |_|    ABSTAIN |_|

        (e) To eliminate Investment Limitation No. 6 that prohibits each Portfolio from purchasing securities of other investment companies, except in certain limited situations, if Proposal No. 2(b) and 2(d) are approved.
                            FOR |_|     AGAINST |_|    ABSTAIN |_|

        (f) To amend and restate Investment Limitations No. 8 to make it clear that obtaining short-term credit for clearance of purchases and sales of securities does not constitute a purchase of securities on margin and to allow short sales against the box which are permitted by law.
                            FOR |_|     AGAINST |_|    ABSTAIN |_|

        (g) To amend  and  restate  Investment  Limitations  No.  10 to  provide
flexibility  to  the  investment   adviser  of  each  Portfolio  to  enter  into
commodities contracts for hedging purposes, including futures contracts on securities, securities indices and currencies and options on such contracts, and to delete from Investment Limitation No. 7 the prohibition on purchasing or selling commodities contracts.
                            FOR |_|     AGAINST |_|    ABSTAIN |_|

        (h) To eliminate Investment Limitation No. 14 that prohibits each Portfolio from investing in securities with legal or contractual restrictions on resale.
                            FOR |_|     AGAINST |_|    ABSTAIN |_|

        (i) To eliminate Investment Limitation No. 15 that prohibits each Portfolio from purchasing or holding securities of any issuer if 5% of the securities of such issuer are owned by the investment adviser or by directors and officers of the Fund or the investment adviser owing individually more than 1/2 of 1% of its securities.
                            FOR |_|     AGAINST |_|    ABSTAIN |_|


3.  For the Fund, the election of directors set forth in the Proxy Statement.
                            FOR |_| WITHHOLD |_| FOR ALL EXCEPT |_|


Thomas C. Smith         Michael S. Dunlap          Stan Schrier

R. Paul Hoff            Edson L. Bridges, III


        IF YOU DO NOT WISH TO VOTE "FOR" A PARTICULAR NOMINEE FOR DIRECTOR, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THAT NOMINEE. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEES.


4. For the Capital Appreciation Portfolio, to approve of an amendment to the investment advisory agreement with Union Bank and Trust Company that would (i) revise the incentive advisory fee schedule and (ii) change the stated index used to determine the incentive fee from the S&P 500 Index to the Russell 2000 Index.
                            FOR |_|     AGAINST |_|    ABSTAIN |_|


5. For the Growth Portfolio, to approve an amendment to the investment advisory agreement with Union Bank and Trust Company to change the advisory fee from 0.50% of average daily net assets to 0.75% of average daily net assets.
                            FOR |_|     AGAINST |_|    ABSTAIN |_|


6. For the Government Securities Portfolio, to change the investment objective from "current income consistent with the preservation of capital" to "providing high total return consistent with long term preservation of capital."
                            FOR |_|     AGAINST |_|    ABSTAIN |_|

        IF YOU DO NOT VOTE ON A PARTICULAR PROPOSAL, THE PROXIES SHALL VOTE "FOR" EACH PROPOSAL.



                                                   Please sign:

                                                   Dated:

                                                  ------------------------------
                                                   Signature

                                                  ------------------------------
                                                   Signature (if held jointly)

                                                   When shares are held by joint
                                                   tenants,  both  should  sign.
                                                   When   signing  as  attorney,
                                                   executor,      administrator,
                                                   trustee or  guardian,  please
                                                   give full title as such. If a
                                                   corporation,  please  sign in
                                                   the    corporate    name   by
                                                   president or other authorized
                                                   officer.  If  a  partnership,
                                                   please     sign     in    the
                                                   partnership      name      by
                                                   authorized person.

                  PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

                                    EXHIBIT A

                                     FORM OF

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                               STRATUS FUND, INC.


        1. In accordance with Sections 135 and 139 of Chapter 302A of the Minnesota Statutes, the Board of Directors of Stratus Fund, Inc., a Minnesota corporation (the "Corporation"), recommended by a resolution dated October 23, 1997, that the shareholders of the Corporation approve, and the shareholders having approved by resolution dated December 12, 1997, the number of votes cast for the amendments by the shareholders being sufficient for such approval in accordance with Section 437 of Chapter 302A of the Minnesota Statutes, the amendment and restatement of the Corporation's Articles of Incorporation to read in its entirety as follows:

                                   ARTICLE 1.

               The name of the Corporation is Stratus Fund, Inc.

                                   ARTICLE 2.

               The Corporation shall have general business purposes and shall have unlimited power to engage in and do any lawful act concerning any and all lawful businesses for which corporations may be organized under the Minnesota Statutes, Chapter 302A. Without limiting the generality of the foregoing, the Corporation shall have specific power:

                             (a) To conduct,  operate and carry on the  business
               of an open-end, series, management investment company pursuant to applicable state and federal regulatory statutes, and exercise all the powers necessary and appropriate to the conduct of such operations.

                             (b) To purchase, subscribe for, invest in or otherwise acquire, and to own, hold, pledge, mortgage, hypothecate, sell, possess, transfer or otherwise dispose of, or turn to account or realize upon, and generally deal in, all forms of securities of every kind, nature, character, type and form, and other financial instruments which may not be deemed to be securities, including but not limited to futures contracts and options thereon. Such securities and other financial instruments may include but are not limited to shares, stocks, bonds, debentures, notes, scrip, participation certificates, rights to subscribe, warrants, options, certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, chooses in action, evidences of indebtedness, certificates of indebtedness and certificates of interest of any and every kind and nature whatsoever, secured and unsecured, issued or to be issued, by any corporation, company, partnership (limited or general), association, trust, entity or person, public or private, whether organized under the laws of the United States, or any state, commonwealth, territory or possession thereof, or organized under the laws of any foreign country, or any state, province, territory or possession thereof, or issued or to be issued by the United States government or any agency or instrumentality thereof, and futures contracts and options thereon.

                             (c) In the  above  provisions  of this  Article  2,
               purposes shall also be construed as powers and powers shall also be construed as purposes, and the enumeration of specific purposes or powers shall not be construed to limit other statements of purposes or to limit purposes or powers which the Corporation may otherwise have under applicable law, all of the same being separate and cumulative, and all of the same may be carried on, promoted and pursued, transacted or exercised in any place whatsoever.

                                   ARTICLE 3.

               The Corporation shall have perpetual existence.

                                   ARTICLE 4.

               The location and post office address of the registered agent and office of the Corporation in Minnesota is The Prentice-Hall Corporation System, Inc., Multi-Foods Tower, 33 South Sixth Street, Minneapolis, Minnesota 55402.

                                   ARTICLE 5.

               The total number of authorized shares of the Corporation is 1,000,000,000, all of which shall be common shares of the par value of $.001 each and which shall be categorized into the following classes, and within a class, the following series:*


                                      Series of a *                Authorized
        Class of Shares             Particular Class            Number of Shares
   ----------------------    -----------------------------     -----------------
Growth Portfolio             Retail Class A Series Shares            20,000,000

                             Institutional Class Series  Shares      20,000,000
                             (previously designated as
                             Equity Income Portfolio series shares)


Government Securities        Retail Class A Series Shares            20,000,000
Portfolio
                             Institutional Class Series  Shares      10,000,000
                             (previously designated as
                             Government Securities Portfolio
                             series shares)

Intermediate Government Bond   Class A Series Retail Shares           20,000,000
Portfolio
                               Institutional Class Series  Shares     10,000,000
                               (previously designated as
                               Intermediate Government Bond
                               Portfolio series shares)

Capital Appreciation Portfolio Class A Series Retail Shares           20,000,000

                               Institutional Class Series  Shares     10,000,000
                               (previously designated as
                               Capital Appreciation Portfolio
                               series shares)
International Portfolio        Retail Class A Series Shares           20,000,000

                               Institutional Class Series  Shares     10,000,000
                               (previously designated as
                               International Portfolio series
                               shares)

        * In accordance with these Amended and Restated Articles of Incorporation, all of the Retail Class A Series Shares are being designated herein. Prior to the filing of these Amended and Restated Articles of Incorporation, the Institutional Class Series of Shares were designated as noted parenthetically. The Institutional Class Series of Shares are merely being redesignated in name only, as set forth in the table.

The balance of 840,000,000 shares may be issued in such classes and series with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, or may be authorized for issuance as additional shares of any existing classes or series as and to the extent stated or expressed in a resolution or resolutions providing for the issue of any such class or series of shares adopted from time to time by the Board of Directors of the Corporation pursuant to the authority hereby vested in said Board of Directors. The Corporation may issue and sell any of its shares in fractional denominations to the same extent as its whole shares, and shares and fractional denominations shall have, in proportion to the relative fractions represented thereby, all the rights of whole shares, including, without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation. Each class of shares established hereby or which the Board of Directors may establish, as provided herein, will evidence, an interest in a separate and distinct portion of the Corporation's assets, which shall take the form of a separate portfolio of investment securities, cash and other assets as described in the Corporation's current Registration Statement on Form N-1A as filed with the Securities and Exchange Commission. Authority to establish additional separate portfolios is hereby vested in the Board of Directors of the Corporation, and such separate portfolios may be established by the Board of Directors without the authorization or approval of the holders of any class or series of shares of the Corporation.

                                   ARTICLE 6.

               The shareholders of the Corporation:

               (a) shall not have the right to cumulate votes for the election of the Directors; and

               (b) shall have no preemptive right to subscribe to any issue of shares of any class or series of the Corporation now or hereafter made.

                                   ARTICLE 7.

               The shareholders of the Growth Portfolio shares, the Government Securities Portfolio shares, the Intermediate Government Bond Portfolio shares, the Capital Appreciation Portfolio shares, the International Portfolio shares, and any other class or series of shares designated by the Board of Directors as provided herein shall have the following rights and preferences:

               (a) On any matter submitted to a vote of shareholders of the Corporation, all shares of the Corporation then issued and outstanding and entitled to vote, irrespective of class or series, shall be voted in the aggregate and not by class or series, except: (i) when otherwise required by Minnesota
               Statutes, Chapter 302A, in which case shares will be voted by individual class or series; (ii) when otherwise required by the Investment Company Act of 1940, as amended, or the rules adopted thereunder, in which case shares shall be voted by individual class or series; and (iii) when the matter affects only the interests of a particular class or series in which case only shareholders of the class or series affected, as the case may be shall be entitled to vote thereon and shall vote by individual class or series.

               (b) All consideration received by the Corporation for the issue or sale of shares of any class, together with all assets, income, earnings, profits and proceeds derived therefrom (including all proceeds derived from the sale, exchange or liquidation thereof and, if applicable, any assets derived from any reinvestment of such proceeds in whatever form the same may be) shall become part of the assets of the portfolio to which the shares of that class relate, for all purposes, subject only to the rights of creditors, and shall be so treated upon the books of account of the Corporation. Such assets, income, earnings, profits and proceeds (including any proceeds derived from the sale, exchange or liquidation thereof and, if applicable, any assets derived from any reinvestment of such proceeds in whatever form the same may be) are herein referred to as "assets belonging to" a class of the common shares of the Corporation.

               (c) Assets of the Corporation not belonging to any particular class are referred to herein as "General Assets." General Assets shall be allocated to each class in proportion to the respective net assets belonging to such class. The determination of the Board of Directors shall be conclusive as to the amount of assets, as to the characterization of assets as those belonging to a class or as General Assets, and as to the allocation of General Assets.

               (d) The assets belonging to a particular class of common shares shall be charged with the liabilities incurred specifically on behalf of such class of common shares ("Special liabilities"). Such assets shall also be charged with a share of the general liabilities of the Corporation ("General Liabilities") in proportion to the respective net assets belonging to such class of common shares. The determination of the Board of Directors shall be conclusive as to the amount of liabilities, including accrued expenses and reserves, as to the characterization of any liability as a Special Liability or General Liability, and as to the allocation of General Liabilities.

               (e) The Board of Directors may, to the extent permitted by Minnesota Statutes, Chapter 302A, and in the manner provided herein, declare and pay dividends or distributions in shares or cash on any or all classes of common shares, the amount of such dividends and the payment thereof being wholly in the discretion of the Board of Directors. Dividends or distributions on shares of any class of common shares shall be paid only out of the earnings, surplus, or other lawfully available assets belonging to such class (including, for this purpose, any General Assets allocated to such class).

               (f) In the event of the liquidation or dissolution of the Corporation, holders of the shares of any class shall have priority over the holders of any other class with respect to, and shall be entitled to receive, out of the assets of the Corporation available for distribution to holders of shares, the assets belonging to such class of common shares and the General Assets allocated to such class of common shares, and the assets so distributable to the holders of the shares of any class shall be distributed among such holders in proportion to the number of shares of such class held by them and recorded on the books of the Corporation.

               (g) With the approval of a majority of the shareholders of each of the affected class of common shares, the Board of Directors may transfer the assets of any portfolio to any other portfolio. Upon such a transfer, the Corporation shall issue common shares representing interests in the portfolio to which the assets were transferred in exchange for all common shares representing interests in the portfolio from which the assets were transferred. Such shares shall be exchanged at their respective net asset values.

                                   ARTICLE 8.

               The following additional provisions, when consistent with law, are hereby established for the management of the business, for the conduct of the affairs of the Corporation, and for the purpose of describing certain specific powers of the Corporation and of its Directors and shareholders.

               (a) In furtherance and not in limitation of the powers conferred by statute and pursuant to these Amended and Restated Articles of Incorporation, the Board of Directors is expressly authorized to do the following:

                      (1) to make, adopt, alter, amend and repeal Bylaws of the Corporation unless reserved to the shareholders by the Bylaws or by the laws of the State of Minnesota, subject to the power of the shareholders to change or repeal such Bylaws;

                      (2) to distribute, in its discretion, for any fiscal year (in the year or in the next fiscal year) as ordinary dividends and as capital gains distributions, respectively, amounts sufficient to enable the Corporation to qualify under the Internal Revenue Code as a regulated investment company to avoid any liability for federal income tax in respect of such year. Any distribution or dividend paid to shareholders from any capital source shall be accompanied by a written statement showing the source or sources of such payment;

                      (3) to authorize, subject to such vote, consent, or approval of shareholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the execution and performance by the
                      Corporation of any agreement or agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general), or other organization shall render managerial, investment advisory, distribution, transfer agent, accounting and/or other services to the Corporation (including, if deemed advisable, the management or supervision of the investment portfolios of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements;

                      (4) to authorize any agreement of the character described in subparagraph 3 of this paragraph (a) with any person, corporation, association, company, trust, partnership (limited or general) or other organization, although one or more of the members of the Board of Directors or officers of the Corporation may be the other party to any such agreement or an officer, director, employee, shareholder, or member of such other party, and no such agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship;

                      (5) to allot and authorize the issuance of the authorized but unissued shares of any class or series of the Corporation;

                      (6) to accept or reject subscriptions for shares made after incorporation; and

                      (7) to fix the terms, conditions and provisions of and authorize the issuance of options to purchase or subscribe for shares of any class or series including the option price or prices at which shares may be purchased or subscribed for.

               (b) The determination as to any of the following matters made by or pursuant to the direction of the Board of Directors consistent with these Amended and Restated Articles of Incorporation and in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its capital stock; namely, the amount of the assets, obligations, liabilities and expenses of each portfolio of the Corporation; the amount of the net income of each portfolio of the Corporation from dividends and interest for any period and the amount of assets at any time legally available for the payment of dividends in each portfolio; the amount of paid-in surplus, other surplus, annual or other net profits, or net assets in excess of capital, undivided profits, or excess of profits over losses on sales of securities of each portfolio; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the market value, or any sale, bid or asked price to be applied in determining the market value, of any security owned or held by or in each portfolio of the Corporation; the fair value of any other asset owned by or in each portfolio of the Corporation; the number of shares of each class and series of the Corporation issued or issuable; any matter relating to the acquisition, holding and disposition of securities and other assets by each portfolio of the Corporation; and any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of any securities.

               (c) The Board of Directors or the shareholders of the Corporation may adopt, amend, affirm or reject investment policies and restrictions upon investment or the use of assets of each portfolio of the Corporation and may designate some such policies as fundamental and not subject to change other than by a vote of a majority of the outstanding voting securities, as such phrase is defined in the Investment Company Act of 1940, of the affected portfolio or portfolios of the Corporation.

               (d) The Corporation shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended, provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended.

               (e) Any action which might be taken at a meeting of the Board of Directors, or any duly constituted committee thereof, may be taken without a meeting if done in writing and signed by a majority of the Directors or committee members, unless otherwise provided by the Investment Company Act of 1940 or regulations thereunder.

               (f) Notwithstanding any other provision of these Amended and Restated Articles of Incorporation, no person shall serve as a director of the Corporation after the holders of record of not less than two-thirds of the outstanding shares of the Corporation have declared that such director be removed from office by votes cast in person or by proxy at a meeting called for such purpose. Notwithstanding the provisions of Minnesota statutes, subchapter 302(A), the Board of Directors shall promptly call a meeting of shareholders for the removal of a director if recordholders of not less than 10 percent of the outstanding shares request in writing that such a meeting be held. Whenever 10 or more shareholders of record who have been such for at least six months preceding the date of application and who in aggregate own shares having a net asset value of at least $25,000 or at least 1 percent of the outstanding shares, whichever is less, shall apply to the Board of Directors in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting pursuant to this section and which is
               accompanied  by  the  form  of   communication   proposed  to  be
               transmitted to such other shareholders, the Board of Directors shall within five business days after receipt thereof either afford such applicants access to the list of names and addresses of such shareholders on such date or inform such applicants of the approximate number of such shareholders of record and the approximate cost of mailing to them the proposed communication and form of request. If such applicants provide sufficient copies of all materials to be so mailed and provide payment for all reasonable costs and expenses of mailing, the Board of Directors shall mail such materials to all shareholders of record, unless within five days of the tender of the materials and payment therefor the Board of Directors files with the Securities and Exchange Commission and provides to the applicants a copy of a written statement signed by a majority of the directors which indicates that in their opinion such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of law, and specifying the basis of such opinion.

                                   ARTICLE 9.

               To the fullest extent permitted by Minnesota Statutes, Chapter 302A, as the same exists or may hereafter be amended, and to the extent not inconsistent with the Investment Company Act of 1940 and regulations thereunder, a director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director.

        2. The undersigned officer of the Corporation has been duly authorized to submit these Amended and Restated Articles of Incorporation to the Department of Secretary of State of the State of Minnesota for filing in accordance with
Section 151 of Chapter 302A of the Minnesota Statutes.

        IN WITNESS WHEREOF, the undersigned Secretary of the Corporation has executed these Amended and Restated Articles of Incorporation on December 12, 1997.


                                                        ___________________
                                                        Michael S. Dunlap


STATE OF NEBRASKA            )
                             )      ss
COUNTY OF LANCASTER          )

        On December ___, 1997, before me, a Notary Public, personally appeared Michael S. Dunlap, to me known to be the person named as the Secretary of Stratus Fund, Inc., a Minnesota corporation, who executed the foregoing Amended and Restated Articles of Incorporation on behalf of said Corporation.



                                                       ____________________

(Notarial Seal)

                                    EXHIBIT B
                                    FORM OF
                            AMENDMENTS TO INVESTMENT
                             ADVISORY AGREEMENTS FOR
                            THE CAPITAL APPRECIATION
                              AND GROWTH PORTFOLIOS


                               STRATUS FUND, INC.
                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT
                         CAPITAL APPRECIATION PORTFOLIO


     THIS AMENDMENT TO INVESTMENT ADVISORY AGREEMENT (the "Amendment"), made as of the 12th day of December, 1997, by and between Stratus Fund, Inc., a Minnesota corporation (the "Fund") and Union Bank & Trust Company, a Nebraska state bank (the "Investment Adviser") (together, the "Parties"), amends the Investment Advisory Agreement for the Capital Appreciation Portfolio between the Parties dated October 30, 1992 (the "Agreement"):

        WITNESSETH:

        WHEREAS, the Parties wish to amend the Agreement to revise the compensation paid by the Fund on behalf of the Capital Appreciation Portfolio for services provided by the Investment Adviser to the Capital Appreciation Portfolio under the Agreement.

        NOW, THEREFORE, for good and valuable consideration, the Parties agree that "Exhibit 1" to the Agreement is hereby replaced by the attached Exhibit 1.

        IN WITNESS WHEREOF, the parties hereto have executed, accepted and delivered this Amendment on the day and year first above written.

                                                   STRATUS FUND, INC.



                                                   By __________________________
                                                          Chairman
                                                   UNION BANK AND TRUST COMPANY


                                                   By___________________________
                                                          President

                                    Exhibit 1


        As compensation for the Investment Adviser's services to the Fund during the period of this Agreement, the Fund will pay to the Investment Adviser a fee calculated and paid pursuant to the provisions of this exhibit. The fee described below will be calculated and paid monthly. The period which forms the basis for each monthly fee calculation shall be the 12 months ending with the month for which such fee calculation is made, and such 12- month period shall be referred to below as the "fee period".

        (a) BASIC FEE. As primary compensation for the services rendered and the expenses assumed by the Investment Adviser, the Fund shall pay the Investment Adviser a monthly basic advisory fee, based on the net asset value of the Capital Appreciation Portfolio averaged daily over the fee period ("Average Daily Net Asset Value"), in an amount equal to 1/12th of (i) 1.4% of that portion of the Average Daily Net Asset Value during the fee period. The Average Daily Net Asset Value will be computed by averaging the net asset values of the Capital Appreciation Portfolio at the close of each business day during the fee period.

        (b) INCENTIVE FEE. The monthly basic advisory fee shall be subject to an incentive adjustment depending upon the investment performance of the Capital Appreciation Portfolio relative to the Russell 2000 Index (herein called the "Index") during the fee period. The incentive adjustment; if any, shall be computed as of the end of each fee period, shall be added to or subtracted from the monthly basic advisory fee calculated for such fee period and shall be calculated as follows:

               (i) There shall be added to the net asset value of a share of the Capital Appreciation Portfolio outstanding at the close of business on the last business day of the fee period: (A) the value of all cash distributions per share of the Capital Appreciation Portfolio made during such fee period, accumulated to the end of such fee period, which amount shall be treated as if reinvested in shares of the Capital Appreciation Portfolio at the net asset value per share, after giving effect to any such distributions; in effect at the close of business on the respective record date or dates for the payment thereof, and (B) the value of capital gains taxes per share of the Capital Appreciation Portfolio paid or payable on undistributed realized long-term capital gains during the fee period, accumulated to the end of such fee period, which amount shall be treated as reinvested in shares of the Capital Appreciation Portfolio at the net asset value per share, alter giving effect of such taxes, in effect at the close of business on the date on which such provision is made therefore. The adjusted net asset value per share of the Capital

                    Appreciation Portfolio, as so calculated, shall then be compared with the net asset value of a share of the Capital Appreciation Portfolio at the close of business on the business day immediately preceding the first day of the fee period. The difference between such adjusted net asset value of share at the close of business on the last day of the fee period and the net asset value of a share at the close of business on the day immediately preceding the first day of the fee period shall then be expressed as a percentage of the net asset value of a share of the Capital Appreciation Portfolio at the close of business on the day immediately preceding the first day of the fee period (such percentage being herein referred to as the "net asset value percentage change").

               (ii) There shall be  added to the  level  of  the  Index  at  the close of business on the last business day of the fee period, in accordance with Commission guidelines, the value, computed consistently with the "Index", of cash distributions made during the fee period and accumulated to the end of such fee period, by companies whose securities comprised the Index. For this purpose cash distributions on securities which comprise the Index made during the fee period shall be treated as reinvested in the Index at the close of business on the last day of each month following the payment of such distribution. The adjusted level of the Index thus obtained shall then be compared to the level of the Index at the close of business on the business day immediately preceding the first day of the fee period and the difference in the two levels shall be expressed as a percentage of the Index level at the close of business on the business day immediately preceding the first day of the fee period (such percentage being hereinafter referred to as the "Index Percentage Change").

              (iii) The  Index percentage  change  will  then be subtracted from the net asset value percentage change to determine the performance differential, it being understood that any time either the percentage change an/or the performance differential could result in a negative figure. To the extent that there is a positive or negative performance differential, an incentive adjustment for each such fee period shall be an amount equal to 1/12th of the excess performance differential multiplied by the average daily net asset value for the fee period according to the attached chart, labeled Appendix 1 and incorporated by reference herein. Notwithstanding any positive or negative performance differential or incentive fee adjustment calculated pursuant thereto, there shall in no event be an incentive adjustment for any fee period exceeding 1/12th of 1.4% of the average daily net asset value during such fee period.

              (iv) For purpose hereof, the incentive adjustment shall be computed in accordance with any applicable rules, regulations and attributable releases promulgated by the Commission.

        (c) REIMBURSEMENT. Notwithstanding any other provision in this Investment Advisory Agreement, the Investment Adviser agrees to reimburse the Capital Appreciation Portfolio for its actual expenses incurred, exclusive of brokerage commissions, interest, taxes, dividends on short sales and the positive incentive adjustment, if any, in excess of the lowest expense maximum permitted by the state securities commission of the states in which the Capital Appreciation Portfolio has registered its securities for sale (hereinafter called the "maximum expense limitation").

        (d) ACCRUAL AND PAYMENT OF THE FEE. The Capital Appreciation Portfolio's expenses (including the monthly basic advisory fee) and the incentive adjustment for each fee period, shall be computed and accrued daily and taken into account in computing the daily net asset value of the Capital Appreciation Portfolio shares. However, expenses in excess of the maximum expense limitation shall not be accrued for the purpose of computing the daily net asset value of a Capital Appreciation Portfolio share. The incentive adjustment for any fee period will not be accrued for the purpose of calculating the basic advisory fee for the incentive adjustment for such period or for the purpose of determining that performance differential for such period. The amount of the basic advisory fee and any incentive adjustment will be determined monthly promptly alter the close of the fee period, and the fee for such period will be paid alter such determination period.

                                   APPENDIX 1



      Performance Total
         Relative to
     Russell 2000 Index              Adviser Fee        Management Fee
---------------------------         -------------      ------------------

        -5.0% & under                    .40%           Minimum Management Fee
        -4.5                             .50
        -4.0                             .60
        -3.5                             .70
        -3.0                             .80
        -2.5                             .90
        -2.0                            1.00
        -1.5                            1.10
        -1.0                            1.20
        -0.5                            1.30
         0.0                            1.40
         0.5                            1.50
         1.0                            1.60
         1.5                            1.70
         2.0                            1.80
         2.5                            1.90
         3.0                            2.00
         3.5                            2.10
         4.0                            2.20
         4.5                            2.30
         5.0                            2.40            Maximum Management Fee

                               STRATUS FUNDS, INC.
                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT
                              FOR GROWTH PORTFOLIO


     THIS AMENDMENT TO INVESTMENT ADIVSORY AGREEMENT (the "Amendment"), made as of the 12th day of December, 1997, by and between Stratus Fund, Inc., a Minnesota corporation (the "Fund") and Union Bank & Trust Company, a Nebraska state bank (the "Investment Adviser") (together, the "Parties"), amends the Investment Advisory Agreement for the Growth Portfolio between the Parties dated August 1, 1993 (the "Agreement"):

        WHEREAS, the Parties wish to amend the Agreement to revise the compensation paid by the Fund on behalf of the Growth Portfolio for services provided by the Investment Adviser to the Growth Portfolio under the Agreement.

        NOW, THEREFORE, for good and valuable consideration, the Parties agree that Exhibit 1 to the Agreement shall be amended hereby to provide that the fee payable to the Investment Adviser under Section 4 of the Agreement is 0.75%.

        IN WITNESS WHEREOF, the parties hereto have executed, accepted and delivered this Amendment on the day and year first above written.

                                                   STRATUS FUND, INC.



                                                   By __________________________
                                                          Chairman
                                                   UNION BANK AND TRUST COMPANY


                                                   By___________________________
                                                          President

                                    EXHIBIT C

                       STATEMENT OF ADDITIONAL INFORMATION

                               STRATUS FUND, INC.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                             INTERNATIONAL PORTFOLIO


                                 October 1, 1997

         This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the combined Prospectus for the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio of Stratus Fund, Inc. (the "Fund") dated October 1, 1997, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Fund at 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska, 68508.

                                Table of Contents

                                                                           Page

GENERAL INFORMATION..........................................................  2
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.............................  2
        Intermediate Government Bond Portfolio...............................  2
        Government Securities Portfolio......................................  2
        Growth Portfolio.....................................................  2
        Capital Appreciation Portfolio.......................................  3
        International Portfolio..............................................  3
        Portfolio Turnover...................................................  3
        All Portfolios.......................................................  3
DIRECTORS AND EXECUTIVE OFFICERS.............................................  5
INVESTMENT ADVISORY AND OTHER SERVICES.......................................  6
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS............................. 10
CAPITAL STOCK AND CONTROL.................................................... 12
NET ASSET VALUE AND PUBLIC OFFERING PRICE.................................... 14
REDEMPTION................................................................... 14
TAX STATUS................................................................... 14
CALCULATIONS OF PERFORMANCE DATA............................................. 15
FINANCIAL STATEMENTS......................................................... 16
AUDITORS..................................................................... 16
APPENDIX A - Ratings of Corporate Obligations................................A-1

                               GENERAL INFORMATION

        The shares of STRATUS FUND, Inc. (the "Fund") are currently offered in series, with each series representing a separate investment portfolio with its own investment objectives and policies. This Statement of Additional Information relates to the series of shares designated Intermediate Government Bond
Portfolio, Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio (the "Portfolios"). The Fund was originally incorporated under the name NEW HORIZON FUND, INC. on October 29, 1990 and changed its name to APEX FUND, Inc. on November 9, 1990. The name was changed to STRATUS FUND, INC. on January 23, 1991. The Union Government Securities Portfolio and Union Equity Income Portfolio changed their names to Government Securities Portfolio and Equity Income Portfolio effective April 30, 1994. The Equity Income Portfolio was renamed the Growth Portfolio as of February 15, 1996. The Growth/Income Portfolio of the Fund was merged into the Equity Income Portfolio on the same date and ceased separate existence. The International Portfolio commenced business operations on October 1, 1996.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

               The following discussions provides certain information concerning the investment objectives and policies of the Portfolios, along with a description of certain restrictions applicable to the investment programs of the Portfolios. See the Prospectus for further information concerning the investment policies of the Portfolios.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

        The investment objective of the Intermediate Government Bond Portfolio is to provide current income, some or all of which is exempt from state income tax, consistent with the preservation of capital. In order to achieve this objective, at least 80% of the assets of the Portfolio will be invested, at the time of purchase, in securities issued or guaranteed by the United States Government, its agencies or its instrumentalities. The Portfolio will maintain an average dollar weighted maturity of between three and ten years on debt securities it owns.

GOVERNMENT SECURITIES PORTFOLIO

        The investment objective of the Government Securities Portfolio is to provide current income consistent with the preservation of capital. In order to achieve this objective, at least 80% of the total assets of the Portfolio will be invested, at the time of purchase, in securities issued or guaranteed by the United States Government, its agencies or its instrumentalities. The Portfolio may invest the remainder of its assets in: (1) Domestic marketable debt obligations, rated at time of purchase within the three highest debt rating categories established by Moody's Investors Service, Inc. (Moody's) or Standard and Poor's Corporation ("Standard and Poor's); (2) Obligations of commercial banks, including repurchase agreements; or (3) Money Market investments, as fully described in the Prospectus.

GROWTH PORTFOLIO

        The Growth Portfolio has an investment objective of capital appreciation and income. Ordinarily, the Growth Portfolio will be principally invested in common stocks and other equity-related securities, such as convertible bonds and preferred stock. Investments in convertible bonds and preferred stock will only be made in securities which are rated in the top three classifications by Moody's or S&P. (see "Appendix A" hereto for a description of these ratings).

        In addition to common and preferred stocks, the Growth Portfolio may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock. Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate trends. The Growth Portfolio may purchase securities of other investment companies, subject to the limitations discussed under "Investment Objectives, Policies and Restrictions - All Portfolios." The Growth Portfolio does not intend to purchase any such securities involving the payment of a front-end sales load, but may purchase shares of investment companies specializing in securities in which the Growth Portfolio has a particular interest or shares of closed-end investment companies which frequently trade at a discount from their net asset value.

CAPITAL APPRECIATION PORTFOLIO

        The Investment Objective of the Capital Appreciation Portfolio is capital appreciation. The Portfolio will seek to achieve this objective by investing in a diversified portfolio of common stocks and securities convertible into common stocks. The Investment Adviser intends to invest principally in companies which it believes will have earnings growth above the market averages with an emphasis toward companies whose growth the Investment Adviser believes has not been fully reflected in the market price of such companies' shares. While the Portfolio may assume from time to time temporary defensive positions and invest in U.S. Government debt securities, repurchase agreements and money market instruments, the Portfolio will maintain at least 65% of its total assets in common stocks or in securities convertible into common stock at all times.

INTERNATIONAL PORTFOLIO

        The investment objective of the International Portfolio is high total return consistent with reasonable risk by investing in a diversified portfolio of securities of companies located in countries other than the United States. Under normal circumstances, the International Portfolio will invest at least 65% of its total assets in common stocks of established foreign companies believed by the Portfolio's sub-adviser to have potential for capital growth, income, or both.

PORTFOLIO TURNOVER

        The portfolio turnover rate for each of the Portfolios is calculated by dividing the lesser of a Portfolio's purchases or sales of securities for the year by the monthly average value of the securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. Portfolio turnover will not be a limiting factor in making investment decisions.

ALL PORTFOLIOS

        The Fund has adopted a number of investment policies and restrictions for all the Portfolios, some of which can be changed by the Board of Directors. Others may be changed only by the holders of a majority of the outstanding shares of each Portfolio and include the following:

        Without shareholder approval, each of the Portfolios may not:

        (1) purchase any securities other than those described under "Investment Objectives and Policies" in the Prospectus for each Portfolio (except that this limitation shall not apply to the International Portfolio):

        (2) invest more than 5% as to 75% of its total assets, except that the Intermediate Government Bond Portfolio may not invest more than 5% as to 100% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, other than in U.S. Government securities;

        (3) invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in securities of issuers with operating records, including any predecessors, of less than three years;

        (4) acquire more than 10%, at the time of a particular purchase, of the outstanding voting securities of any one issuer;

        (5) invest in companies for the purpose of exercising control or influencing management;

        (6)    purchase  securities  of other  investment  companies,  except in connection with a merger, acquisition, consolidation or reorganization or by purchase in the open market where no profit to the sponsor or dealer results from the purchase other than customary brokerage commissions or pursuant to the provisions of the Investment Company Act of 1940 which restricts purchases to not more than 3% of the stock of another investment company or purchases of stock of other investment companies equal to more than 5% of the respective Portfolio's assets in the case of a single investment company and 10% of such assets in the case of all investment companies in the aggregate;

        (7) purchase or sell real estate, commodities or commodity contracts, futures contracts or interests in oil, gas or other mineral exploration or development programs;

        (8)    purchase securities on margin or make short sales;

        (9)    underwrite securities of other issuers;

        (10) purchase or write puts, and calls, or engage in straddles, and spreads or any combination thereof other than as described under "Special Investment Methods" in the Prospectus;

        (11) make loans to other persons other than by purchasing part of an issue of debt obligations; a Portfolio may, however, invest up to 10% of its total assets, taken at market value at time of purchase, in repurchase agreements maturing in not more than seven days;

        (12) borrow money, except to meet extraordinary or emergency needs for funds, and then only from banks in amounts not exceeding 10% of its total assets, nor purchase securities at any time borrowings exceed 5% of its total assets;

        (13) mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned by the respective Portfolio except as may be necessary in connection with borrowings as described in (12) above and then securities mortgaged, hypotheticated or pledged may not exceed 5% of the respective Portfolio's total assets taken at market value;

        (14) invest in securities with legal or contractual restrictions on resale (except for repurchase agreements as described in (11) above); and

        (15) purchase or hold securities of any issuer if 5% of the securities of such issuer are owned by the Adviser or by directors and officers of the Fund or the Adviser owning individually more than 1/2 of 1% of its securities.


                                      DIRECTORS AND EXECUTIVE OFFICERS

        The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are given below:

Name, Age, Position with Fund and Address       Principal Occupation Last Five Years

----------------------------------------------- -----------------------------------------------------

*Thomas C. Smith (52)                           Chairman, CONLEY SMITH Inc., Lincoln, Nebraska;
Chief Financial Officer & Treasurer;            Vice President, Lancaster Administrative Services,
200 Centre Terrace, 1225 "L" Street             Inc., Lincoln, Nebraska;Chairman and President,
Lincoln, Nebraska  68501                        SMITH HAYES Financial Services Corporation Lincoln,
                                                Nebraska; Chairman and President, Consolidated
                                                Investment Corporation, Lincoln, Nebraska; Vice
                                                President and Director, Concorde Management and
                                                Development, Inc., Lincoln, Nebraska.

*Michael S. Dunlap (33)                         Executive Vice President and Director Union
 President and Secretary                        Bank and Trust Company, Lincoln, Nebraska;
4732 Calvert Street                             Director, Lancaster County Bank, Waverly,
Lincoln, Nebraska  68506                        Nebraska; and Unipac Service Corporation.

Stan Schrier (62)                               President, Food 4 Less, Inc., a retail
Director                                        grocery chain, and owner, Schrier-Lawson
11128 John Galt Blvd.                           Motor Center.
Omaha, Nebraska  68137


R. Paul Hoff (62)                               Physician and CEO of Seward Clinic,
Director                                        P.C., Seward, Nebraska.
311 Jackson
Seward, Nebraska  68434


Edson L. Bridges III (39)                       Director, Bridges Investment Fund, Inc.,
Director                                        a registered open end management investment
8401 W. Dodge Road, #256                        company, February, 1991 to present; Vice
Omaha, Nebraska  68114                          President and Director of Bridges Investment
                                                Counsel Inc., a registered investment adviser.

Jon Gross (28)                                  Trust  Investment  Officer, Union Bank and Trust
Vice  President                                 Company, Lincoln, Nebraska, since 1991 and an employee
3643 South 48th Street                          of Union Bank and Trust Company since 1988.
Lincoln, Nebraska 68506

----------------------------------------------- -----------------------------------------------------


        *Interested directors of the Fund by virtue of their affiliation with Lancaster Administrative Services, Inc., SMITH HAYES Financial Services Corporation and Union Bank and Trust Company as defined under the Investment Company Act of 1940.

        The addresses of the directors and officers of the Fund are that of the Fund unless otherwise indicated.

        The following table represents the compensation amounts received for services as a director of the Funds for the year ended June 30, 1997:

                               Compensation Table

                                           Pension or
                         Aggregate     Retirement Benefits   Total Compensation
                        Compensation     Accrued as Part       From the Fund
  Name and Position      From Fund     of the Fund Expenses  Paid to Directors

  Thomas C. Smith, Director   $0                    $0                    $0
  Chief Financial Officer
  & Treasurer

  Michael S. Dunlap,          $0                    $0                    $0
  Director, President
   & Secretary

  Stan Schrier, Director      $4,000                $0                    $4,000

  R. Paul Hoff, Director      $4,000                $0                    $4,000

  Edson L. Bridges III,       $4,000                $0                    $4,000
   Director



                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL


        Lancaster Administrative Services, Inc. ("LAS") acts as the administrator ("Administrator") for the Fund and SMITH HAYES Financial Services Corporation ("SMITH HAYES") acts as the Fund's distributor ("Distributor"). Union Bank and Trust Company, ("Union"), 4732 Calvert Street, Lincoln, NE 68506 acts as the investment adviser (the "Adviser") to the Portfolios and as the Fund's Custodian (the "Custodian"). The Adviser acts as such pursuant to written agreements periodically approved by the directors or the shareholders of the Fund. Murray Johnstone International Limited ("MJI") serves as sub-adviser (the "Sub-Adviser") for the International Portfolio pursuant to the terms of a Sub-Advisory Agreement between the Adviser and Sub-Adviser. The Sub-Adviser's address is 11 West Nile Street, Glasgow G1 2PX United Kingdom. SMITH HAYES acts as the Fund's distributor pursuant to an Underwriting Agreement under which SMITH HAYES agrees to publicly distribute the Fund's shares continuously. SMITH HAYES has a related agreement with Union pursuant to which SMITH HAYES maintains an office and sales personnel on Union premises to facilitate Fund distribution as well as provide Union customers access to other brokerage services. The Underwriting Agreement is reviewed annually by the Board of Directors and was last approved on July 23, 1997. LAS and SMITH HAYES address is 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska, 68508.


CONTROL OF THE ADVISER, THE SUB-ADVISER AND THE DISTRIBUTOR

        SMITH HAYES and the Administrator are wholly owned subsidiaries of Consolidated Investment Corporation, a Nebraska corporation, which is engaged through its subsidiaries in various aspects of the financial services industry. Thomas C. Smith is the control person of Consolidated Investment Corporation. Union is controlled by and is a subsidiary of Farmers and Merchants Investments, Inc., a Nebraska bank holding company. Farmers and Merchants Investment, Inc. is controlled by the Dunlap family of which Michael S. Dunlap is a member. The Sub-Adviser is a wholly-owned subsidiary of United Asset Management Corporation.

INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND ADMINISTRATION
AGREEMENT


        LAS acts as Administrator to the Fund under a Transfer Agent and Administrative Services Agreement (the "Administration Agreement"). Union acts as the Adviser to the Portfolios, under Investment Advisory Agreements (the "Advisory Agreements"). MJI acts as Sub-Adviser to the International Portfolio pursuant to a Sub-Advisory Agreement with the Adviser (the "Sub-Advisory Agreement"). The Advisory Agreements and Administration Agreement are approved annually by the Board of Directors (including a majority of the directors who are not parties to the Advisory or Administration Agreement, or interested persons of any such parties (other than as directors of the Fund)). The Advisory Agreement and Administration Agreements for the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio and Capital Appreciation Portfolio were last approved by the Board of Directors on July 23, 1997. Unless sooner terminated, the Advisory Agreements and Administration Agreement shall continue in effect for more than two years after their execution, only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Portfolios, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.


        The Advisory Agreement for the International Portfolio and the Sub-Advisory Agreement became effective on October 1, 1996, and shall continue in effect for a period of two years from its effective date. Thereafter, the Advisory Agreement for the International Portfolio and the Sub-Advisory Agreement shall continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or by the votes of the majority of the outstanding voting securities of the International Portfolio, and by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or Sub-Advisory Agreement or interested persons of the Fund, the Adviser or the Sub-Adviser.

        The Advisory Agreements, Sub-Advisory Agreement and Administration Agreement terminate automatically in the event of their assignment. In addition, the Advisory Agreements, the Sub-Adviser Agreement and Administration Agreement are terminable at any time, without penalty, by the Board of Directors of the Fund or, with respect to the Advisory Agreements and Sub-Advisory Agreement, by vote of a majority of the Trust's outstanding voting securities, on not more than 60 days' written notice to the Adviser or Sub-Adviser as the case may be, and by the Adviser, Sub-Adviser or Administrator, as the case may be, on 60 days' written notice to the Fund. The Administration Agreement is terminable by the vote of a majority of all outstanding voting securities of the Fund.

        Pursuant to the Advisory Agreements, the Intermediate Government Bond Portfolio pays Union a monthly advisory fee equal on an annual basis to .65% of the Intermediate Government Bond Portfolio's daily average net assets. The Government Securities Portfolio and Growth Portfolio pay Union a monthly advisory fee equal on an annual basis to .50% of their daily average net assets. The Capital Appreciation Portfolio pays Union a monthly advisory fee calculated at the annual rate of 1.4% of the daily net asset value of the Portfolio. In addition this fee is subject to an incentive adjustment commencing January 4, 1994, calculated monthly, depending upon the performance of the Portfolio relative to the Standard and Poor's 500 Index (the "Index"), on the basis of 1/12 of the results during the last 12 months (a moving average method). The incentive adjustment, if any, is added to or subtracted from the monthly basic management fee, and is payable after the close of each month on the basis of the latest 12 months' experience. The incentive adjustment is accrued as incurred for the purpose of calculating the redemption price and offering price per share. The incentive adjustment for the Portfolio is calculated each month as follows:

        (1) The sum of the net asset value of a share of the Portfolio at the end of the last 12 month period, plus the value per share during such period, of all cash distributions made and capital gain taxes paid or payable on undistributed realized long-term capital gains (treated as reinvested shares of the Portfolio on the record date of such distribution or the date on which provision for such taxes is made, as the case may be) is compared to the net asset value per share of the Portfolio at the beginning of the period and the differences expressed as a percentage (the "Portfolio's Percentage Change").

        (2) The Portfolio's Percentage Change is compared to the percentage change in the Index, which change is determined by adding the level of the index at the end of the period, in accordance with Securities and Exchange Commission guidelines, the value of cash distributions on securities which comprise the Index, treating the value of such distributions as reinvested in the Index based on a monthly value supplied by Standard and Poor's and comparing such adjusted level with the level of the Index at the beginning of the period.

        (3) The Portfolio's Percentage Change is then compared to the change in Index for the period and the incentive adjustment as set forth in the following table is multiplied by the net asset value of the Portfolio averaged daily over the 12 month period and divided by twelve. The incentive adjustment may not in any case exceed 1/12 of 1.40% of the average net asset value for the 12 month period (equivalent on an annual basis to 1.40%).

                              Performance
                              Relative to                 Adviser    Total
                             S&P 500 Index                 Fee
               U             -7.00% and less              0.00%  Minimum Mgt Fee
               N                    -6.50%                0.10%
               D                    -6.00%                0.20%
               E                    -5.50%                0.30%
               R                    -5.00%                0.40%
                                    -4.50%                0.50%
               P                    -4.00%                0.60%
               E                    -3.50%                0.70%
               R                    -3.00%                0.80%
               F                    -2.50%                0.90%
               O                    -2.00%                1.00%
               R                    -1.50%                1.10%
               M                    -1.00%                1.20%
                                    -0.50%                1.30%
        Basic Mgt Fee               -0.00%                1.40%
                                     0.50%                1.50%
               O                     1.00%                1.60%
               V                     1.50%                1.70%
               E                     2.00%                1.80%
               R                     2.50%                1.90%
                                     3.00%                2.00%
               P                     3.50%                2.10%
               E                     4.00%                2.20%
               R                     4.50%                2.30%
               F                     5.00%                2.40%
               O                     5.50%                2.50%
               R                     6.00%                2.60%
               M                     6.50%                2.70%
                             +7.00% and Greater           2.80%  Maximum Mgt Fee

        Pursuant to the Advisory Agreement the International Portfolio pay the Advisor a fee in an amount equal to 1.15% per annum of the Portfolio's daily average net assets. The Adviser pays the Sub-Adviser a fee equal to .65% of the first $10 million and .60% above that amount per annum of the International Portfolio's daily average net assets pursuant to the Sub-Advisory Agreement.

        Pursuant to the Administration Agreement, the Administrator provides, or contracts with others to provide, the Fund all necessary office facilities, bookkeeping and shareholder recordkeeping services, share transfer services and dividend disbursing services. Under the Administration Agreement, the Administrator receives an administration fee, computed separately for each Portfolio and paid monthly, at an annual rate of .25% of the daily average net assets of each Portfolio. From July 1, 1995 to October 31, 1995, and from February 1, 1996, to June 30, 1997 the Administrator waived .15% of that fee. The Administrator revoked its fee waiver effective July 1, 1997. For the years ended June 30, 1995, 1996 and 1997 (and the period October 1, 1996 to June 30, 1997 for the International Portfolio) the Fund paid to Advisor and the Administrator the following amounts for advisory and administrative services as indicated:

                                               Advisory Fees    Administration
                                                                       Fees
        Intermediate Government
        Bond Portfolio
               1997                                $38,269              $14,719
               1996                                $42,967              $16,555
               1995                                $40,101              $ 6,169

        Capital Appreciation
        Portfolio
               1997                                $17,500              $11,855
               1996                                $18,902              $ 3,032
               1995                                $ 2,370              $   672

        Growth Portfolio
               1997                               $160,343              $80,173
               1996                               $ 93,310              $46,667
               1995                               $ 59,230              $11,846

        Government Securities
        Portfolio
               1997                               $122,584              $61,292
               1996                               $ 94,612              $47,314
               1995                               $ 64,587              $12,917

        International Portfolio
               1997                                $64,660              $14,057

        Under the Advisory Agreements, the Adviser provides the Portfolios with advice and assistance in the selection and disposition of that Portfolios' investments. Under the Sub-Advisory Agreement, the Sub-Adviser provides assistance in management of the assets of the International Portfolio. All investment decisions are subject to review by the Board of Directors of the Fund. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Fund.

        The laws of certain States require that if a mutual fund's expenses (including advisory fees but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed certain percentages of average net assets, the Fund must be reimbursed for such excess expenses. Based upon the fee structure for the Portfolios, the Fund should not be subject to such reimbursement provisions.

DISTRIBUTOR


        The Distributor provides underwriting services to the Fund pursuant to the terms of an Underwriting and Distribution Agreement dated May 21, 1991 (the "Underwriting Agreement"). Pursuant to the Underwriting Agreement, the Distributor is obligated to offer shares of the Portfolios for sale on a continuous basis at all time when such shares are available for sale. In return for services provided under the Underwriting Agreement, the Distributor is entitled to receive the sales load charged in connection with the sale of any Portfolio shares and to be reimbursed for expenses incurred in providing such services. The Distributor received $8,086 during the Fund's fiscal year ended June 30, 1997, and paid out 100% of this amount as commissions and dealer allowances.

CUSTODIAN

        The Fund's Custodian is Union. Under the Custodian Agreement Union holds all cash and securities of the Fund's various Portfolios through its trust department and effects transactions in the Fund's securities and cash only upon written instruction from the Fund's authorized persons. Union receives fees from the Intermediate Government Bond Portfolio and the Capital Appreciation Portfolio for acting as Custodian based upon the market value of the Fund's securities which are calculated and billed monthly at the annual rates of eleven
(11) basis points for the market value of securities up to $10 million, six (6) basis points for the next $10 million and two and one half (2.5) basis points over $20 million. Additionally, Union is paid an annual fee of $100 per account and transaction charges of $12 for each transaction in the Fund's securities or accounts. However, the Government Securities Portfolio, the Growth Portfolio and the International Portfolio pay no Custodian fees.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS

        The Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any. The Adviser has delegated those responsibilities for the International Portfolio to the Sub-Adviser under the Sub-Advisory Agreement. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser or Sub-Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission (if any) and considering the state of the market at the time.

        When consistent with these objectives, business may be placed with broker-dealers who furnish investment research and/or services to the Adviser or Sub-Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser or Sub-Adviser to supplement their own investment research activities and enables the Adviser or Sub-Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Portfolios. To the extent portfolio transactions are effected with broker-dealers who furnish research services, the Adviser or Sub-Adviser receives benefits, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Portfolio from these transactions. The Adviser and Sub-Adviser believe that most research services obtained generally benefit several or all of the accounts which they manage, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

        The Adviser and Sub-Adviser do not maintain any "formula" which must be followed in connection with the placement of transactions. However, from time to time, the Adviser or Sub-Adviser may elect to use certain brokers to execute transactions in order to encourage them to provide it with research services which the Adviser or Sub-Adviser anticipates will be useful to it. The Adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount of commission another broker-dealer would have charged only if the Adviser or Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's or Sub-Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

        Portfolio  transactions  may be  effected  through the  Distributor,  as discussed in the Prospectus under "Management-Portfolio Brokerage." In determining the commissions to be paid to the Distributor, it is the policy of the Fund that such commissions, will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in the best interest of the Fund to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

        All transactions will be effected pursuant to the Fund's Guidelines Regarding Payment of Brokerage Commissions to Affiliated Persons adopted by the Board of Directors including a majority of the noninterested directors pursuant to Rule 17(e)-1 under the Investment Company Act of 1940.

        In certain instances, there may be securities which are suitable for the Fund as well as for that of one or more of the advisory clients of the Adviser or Sub-Adviser. Investment decisions for the Fund and for such advisory clients are made by the Adviser or Sub-Adviser with a view to achieving the investment objectives. It may develop that a particular security is bought or sold for only one client of the Adviser or Sub-Adviser even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients of the Adviser or Sub-Adviser when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients of the Adviser or Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser or Sub-Adviser, as the case may be, to be equitable to each (and may result, in the case of purchases, in allocation of that security only to some of those clients and the purchase of another security for other clients regarded by the Adviser or Sub-Adviser, as the case may be, as a satisfactory substitute). It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund involved is concerned. At the same time, however, it is believed that the ability of the Fund to participate in volume transactions will sometimes produce better execution prices.


         During the fiscal years ended June 30, 1997, 1996 and 1995, the Fund incurred $208,138, $91,900 and $41,468 in brokerage commissions. A portion of those commissions was paid to the Fund's Distributor, allocated among the Portfolios as follows:

                                                   1997      1996       1995
                                                   ----      ----       ----
     Intermediate Government Bond Portfolio         $0      $ 450     $3,250
     Government Securities Portfolio                 0          0      2,300
     Growth Portfolio                                0        980      7,629
     Capital Appreciation Portfolio             50,410      6,370     21,020
     International Portfolio                         0          0          0
                                                -------- --------  ----------
                                               $50,410     $7,800    $34,199

        The Distributor was paid 82% and 8% of the aggregate brokerage commissions incurred in the fiscal years ended June 30, 1995, and 1996 and 24% in 1997. The remaining brokerage commissions were paid to twelve other unaffiliated broker dealers. Of the aggregate dollar amount of transactions involving payment of commissions, 29% were effected through the Distributor in the fiscal year ended June 30, 1997. It is the Company's intent that brokerage transactions executed through SMITH HAYES will be effected pursuant to the Company's Guidelines Regarding Payment of Brokerage Commissions to Affiliated Persons adopted by the Board of Directors, including a majority of the noninterested directors pursuant to Rule 17(e)-1 under the Investment Company Act of 1940.


                            CAPITAL STOCK AND CONTROL


        A complete description of the rights and characteristics of the Fund's capital stock is included in the Prospectus. UBATCO & Co. as nominee of Union, owned of record, without voting rights the number and percentage of the outstanding shares of the Portfolios as ofSeptember 9, 1997, as set forth below. The following table also provides the name and address of any person who owned beneficially 5% or more of the outstanding shares of each Portfolio as of the same date.

Portfolio                    Name & Address                 Shares   % Ownership
Capital Appreciation         UBATCO & Co.                   495,166.676   100%
Portfolio                    4732 Calvert Street
                             Lincoln, NE  68506

                             Including

                             Cook Family Foods              33,818.556   6.83%
                             Profit Sharing Plan
                             200 South 2nd Street
                             Lincoln, NE  68508

                             MD Investments                 28,487.375   5.75%
                             c/o Mike Dunlap
                             P.O. Box 6155
                             Lincoln, NE  68506

                             Union Bank and Trust          26,831.819    5.42%
                                  Company
                             Profit Sharing & 401(k) Plan
                             4732 Calvert
                             Lincoln, NE  68506



Growth                       UBATCO & Co.               2,776,195.745   99.75%
Portfolio                    4732 Calvert Street
                             Lincoln, NE  68506

                               Including

                             Union Bank & Trust Company  147,192.026     5.29%
                             Profit Sharing Plan & 401K Plan
                             4732 Calvert Street
                             Lincoln, NE  68506

Growth Portfolio             Name & Address                  Shares  % Ownership
                             Linweld 401K/PSP             152,822.673    5.49%
                             1225 "L" Street, Street. 600
                             Lincoln, NE  68508

Intermediate Government      UBATCO & Co.                 440,081.626   99.07%
Bond Portfolio               4732 Calvert Street
                             Lincoln, NE  68506

                                 Including

                             Benes Service Company         61,262.319    13.79%
                             Profit Sharing Plan
                             Valparaiso, NE  68605

Intermediate Government      Madonna Rehabilitation Hospital 34,995.001   7.88%
Bond Portfolio               Agency Account
                             5401 South
                             Lincoln, NE  68506

                             Cook Family Foods               76,796.204   7.80%
                             Profit Sharing Plan
                             200 South 2nd Street
                             Lincoln, NE  68508

                             Oak Creek Valley Bank           30,723.547   6.92%
                             Profit Sharing Plan
                             108 W. Second Street
                             Valparaiso, NE  60868

                             Womens Clinic                   28,114.487   6.33%
                             Profit Sharing Plan
                             220 Lyncrest Drive
                             Lincoln, NE  68510

Government Securities        UBATCO & Co.                2,721,164.145     100%
Portfolio                    4732 Calvert Street
                             Lincoln, NE  68506

International                UBATCO & Co.             984,214.108          100%
Portfolio                    4732 Calvert Street
                             Lincoln, NE  68506

                               Including

                             Linweld 401K/PSP          95,997.791         9.75%
                             1225 "L" Street, Street. 600
                             Lincoln, NE  68508

                             Crete/Sunflower          121,483.484        12.34%
                             Profit Sharing Plan
                             P.O. Box 81228
                             Lincoln, NE  68528

        On September 9, 1997, the Directors and officers of the Fund as a group beneficially owned 35,664.702 shares or 1.31%, 51,760.459 shares or 1.86%, 39,753.519 shares or 8.03%, 12,390.468 shares or 1.26% and 1,008.065 shares or
 .14%, respectively, of the Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and the International Portfolio. Directors and officers owned 1.88% of the shares outstanding in all Portfolios.


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

        The method for determining the public offering price of the Fund's shares is summarized in the Prospectus in the text following the heading "Purchase of Shares--Public Offering Price" and "Valuation of Shares." The net asset value of the Fund's shares is determined each day that the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no shares are tendered for redemption and no order for shares is received.

                                   REDEMPTION

        Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Portfolios of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Portfolios fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

                                   TAX STATUS

        The Fund has qualified and intends to continue to qualify its Portfolios as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, a Portfolio must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. However, gains from the sale or other disposition of stock or securities held for less than three months must constitute less than 30% of each Portfolio's gross income. This restriction may limit the extent to which a Portfolio may effect sales of securities held for less than three months or transactions in futures contracts and options even when the Adviser otherwise would deem such transaction to be in the best interest of a Portfolio. The Code also requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Portfolio could buy or sell futures contracts and options may be limited by this requirement.

        The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.

        Ordinarily, distributions and redemption proceeds earned by a Portfolio shareholder are not subject to withholding of federal income tax. However, if a shareholder fails to furnish a tax identification number or social security number, or certify under penalties of perjury that such number is correct, the Fund may be required to withhold federal income tax ("backup withholding") from all dividend, capital gain and redemption payments to such shareholder.
Dividends and capital gain distributions may also be subject to backup withholding if a shareholder fails to certify under penalties of perjury that such shareholder is not subject to backup withholding due to the underreporting of certain income. These certifications are contained in the purchase application enclosed with the Prospectus.


                        CALCULATIONS OF PERFORMANCE DATA

        From time to time the Fund may quote the yield for the Portfolios in advertisements or in reports and other communications to shareholders. For this purpose, yield is calculated by dividing a Portfolio's net investment income per share for the base period which is 30 days or one month, by the Portfolio's maximum offering purchase price on the last day of the period and annualizing the  result.  The  Portfolio's  net  investment  income  changes in  response to fluctuations in interest rates and in the expenses of the Portfolio. Consequently, any given quotation should not be considered as representative of what the Portfolio's yield may be for any specified period in the future.

        Yield information may be useful in reviewing a Portfolio's performance and for providing a basis for comparison with other investment alternatives. However, a Portfolio's yield will fluctuate, unlike other investments which pay a fixed yield for a stated period of time. Current yield should be considered together with fluctuations in the Portfolio's net asset value over the period for which yield has been calculated, which, when combined, will indicate a Portfolio's total return to shareholders for that period. Other investment companies may calculate yields on a different basis. In addition, investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

        Investors should recognize that in periods of declining interest rates a bond portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, such portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a bond Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of such portfolio's holdings, thereby reducing the current yield of such Portfolio. In periods of rising interest rates, the opposite can be expected to occur. The Fund may also quote the indices of bond prices and yields prepared by Shearson Lehman Hutton Inc. and Salomon Brothers Inc., leading broker-dealer firms. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time.

        The Intermediate Government Bond Portfolio may quote the yield or total return on Ginnie Maes, Fannie Maes, Freddie Macs, corporate bonds and Treasury bonds and notes, either as compared to each other or as compared to the Portfolio's performance. In considering such yields or total returns, investors should recognize that the performance of securities in which the Portfolio may invest does not reflect the Portfolio's performance, and does not take into account either the effects of portfolio management or of management fees or other expenses; and that the issuers of such securities guarantee that interest will be paid when due and that principal will be fully repaid if the securities are held to maturity, while there are no such guarantees with respect to shares of the Portfolio. Investors should also be aware that the mortgage underlying mortgage-related securities may be prepaid at any time. Prepayment is particularly likely in the event of an interest rate decline, as the holders of the underlying mortgages seek to pay off high-rate mortgages or renegotiate them at potentially lower current rates. Because the underlying mortgages are more likely to be prepaid at their par value when interest rates decline, the value of certain high-yielding mortgage-related securities may have less potential for capital appreciation than conventional debt securities (such as U. S. Treasury bonds and notes) in such markets. At the same time, such mortgage-related securities may have less potential for capital appreciation when interest rates rise.

        In connection with the quotations of yields in advertisements described above, the Fund may also provide average annual total returns from the date of inception for one, five and ten-year periods if applicable. Total return is a calculation which equates an initial amount invested to the ending redeemable value at a specified time. It assumes the reinvestment of all dividends and capital gains distributions. Average total return will be the average of the total returns for each year in the period. The Portfolios may also provide a total return figure for the most recent calendar quarter prior to the publication of the advertisement.

        The yields of the Intermediate Government Bond Portfolio and Government Securities Portfolio for the 30-day period ended June 30, 1997 were 4.73% and 5.25% respectively.

        The average annual total returns of the Portfolios for the one year, five years and inception to date ended June 30, 1997 are as follows:


                                       One Year   Five Years   Inception to Date
Intermediate Government Bond Portfolio     5.6%      5.2%                6.0%
Capital Appreciation Portfolio            11.7%       --                11.4%
Growth Portfolio                          32.6%       --                19.7%
Government Securities Portfolio            6.3%       --                 4.1%
International Portfolio                     --        --                13.6%


                              FINANCIAL STATEMENTS


        The Fund hereby incorporates by reference the information in the Fund's Annual Report dated June 30, 1997, filed with the Securities and Exchange Commission on August 27, 1997 and the Fund's Semi-Annual Report dated December 31, 1996 filed with the Commission on February 26, 1997. Both Reports are available upon request to the Fund without charge.


                                    AUDITORS

        The  Board  of  Directors,   including  all   disinterested   directors,
unanimously approved the appointment of Deloitte & Touche LLP, 1040 NBC Center, Lincoln, Nebraska 68508 as the Fund's accountants.

                                   APPENDIX A

                        RATINGS OF CORPORATE OBLIGATIONS,
                      COMMERCIAL PAPER, AND PREFERRED STOCK

                        Ratings of Corporate Obligations

Moody's Investors Service, Inc.

        Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal and interest.

         Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A-1 and Baa-1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

Standard & Poor's Corporation

         AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

        AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

        A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories. Bonds rated BBB are regarded as having speculation characteristics.

        BB--B--CCC-CC: Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                           Ratings of Preferred Stock

Standard & Poor's Corporation

        Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

        The preferred stock ratings are based on the following considerations:

               1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

               2.     Nature of and provisions of the issue.

               3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

                      AAA:  This is the  highest  rating that may be assigned by
               Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

                      AA: A preferred  stock issue rated AA also  qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

                      A:     An issue  rated A is backed  by a sound capacity to
               pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                      BBB:  An issue  rated  BBB is  regarded  as  backed  by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

                      BB,  B,  CCC:  Preferred  stock  rated  BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by
               large   uncertainties   or  major  risk   exposures   to  adverse
               conditions.

                      CC:    The rating CC is  reserved  for a  preferred  stock
               issue in arrears on dividends or sinking fund payments but that is currently paying.

                      C:     A preferred stock rated C is a nonpaying issue.

                      D:     A  preferred  stock  rated D is a  nonpaying  issue
               with the  issuer in default on debt instruments.

                      NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy.

                      Plus (+) or Minus (-) To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

               Moody's Investors Service, Inc.

                      aaa:  An issue  which is rated aaa is  considered  to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

                      aa: An issue which is rated aa is  considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

                      a:  An  issue  which  is  rated a is  considered  to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

                      baa:  An  issue  which is rated  baa is  considered  to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                      ba:  An issue  which is  rated  ba is  considered  to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                      b:  An  issue  which  is  rated  b  generally   lacks  the
               characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

                      caa:  An  issue  which  is rated  caa is  likely  to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

                      ca: An issue  which is rated ca is  speculative  in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

                      c:     This is the  lowest  rated  class  of  preferred or
               preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.